                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement.

[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).

[X]  Definitive Proxy Statement.

[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14A-11(c) or Section 240.14a-12

              NUVEEN PREFERRED AND CONVERTIBLE INCOME FUND 2 (JQC)
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

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     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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

IMPORTANT NOTICE
TO FUND SHAREHOLDERS


MARCH 7, 2007


Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.   WHY DID THE FUNDS SEND ME THIS PROXY?

A. The Funds are asking you to vote on the election of Board members as well as two other proposals that are the result of recent changes to each Fund's investment policies authorized by each Fund's Board of Trustees.

Q.   WHAT INVESTMENT POLICY CHANGES DID THE BOARD OF TRUSTEES AUTHORIZE?

A. During 2006, the Board of Trustees' of each of the Nuveen Preferred and Convertible Income Fund (JPC) and the Nuveen Preferred and Convertible Income Fund 2 (JQC) authorized a series of changes to the Funds' investment and distribution policies. These changes were designed to enhance each Fund's ability to meet its investment objectives by providing for increased portfolio management flexibility, greater diversification of the Funds' investment portfolios and increased capital appreciation potential over time through direct exposure to equity securities.

Q.   WHAT ARE THE TWO INVESTMENT-RELATED PROPOSALS I AM BEING ASKED TO VOTE ON?

A. The first proposal seeks your approval of an amended sub-advisory fee schedule for one of the Funds' sub-advisers, Symphony Asset Management LLC ("Symphony"). Symphony originally managed the portion of each Fund's assets allocated to high yield debt. As a result of the Funds' investment policy changes, Symphony now is authorized to diversify its income-oriented investments across high yield, senior loan and convertible securities, and also to manage the portion of each Fund's assets allocated to domestic and international equities. Because of the higher level of investment management services associated with these changes, each Funds' Board of Trustees authorized, subject to your approval, an increase in the sub-advisory fees paid to Symphony. If approved, the increase in fees paid to Symphony will not increase overall management fees paid by the Funds.


     The second proposal seeks your approval of Tradewinds NWQ Global Investors, LLC ("Tradewinds") as an additional sub-adviser to the Funds. As a result of the Funds' investment policy changes, each Fund is authorized to diversify its equity-oriented investments across domestic as well as international equities. Each Fund's Board of Trustees selected Tradewinds, subject to your approval, as a sub-adviser to manage a portion of each Fund's assets allocated to equity-oriented investments. As with the approval of the revised Symphony sub-advisory agreement, the addition of Tradewinds as a sub-adviser, if approved, will not increase overall management fees paid by the Fund.

Q. WHY DID EACH FUND'S BOARD OF TRUSTEES SELECT TRADEWINDS AS A SUB-ADVISER TO MANAGE A PORTION OF EACH FUND'S DIRECT EQUITY INVESTMENTS?

A. Tradewinds specializes in global and international equity investing and managed approximately $32 billion for institutional and private clients worldwide as of December 31, 2006. Tradewinds has built an impressive track record of consistent performance by searching the world's developed and emerging markets for companies whose securities are undervalued and possess the following characteristics: attractive absolute valuation, strong and/or improving franchise quality and favorable downside protection. Each Fund's Board of Trustees believes Tradewinds' value-oriented investment approach, disciplined process and performance record offered the Funds an attractive opportunity to further enhance returns and diversify risk. Tradewinds is a subsidiary of Nuveen Investments, Inc.

Q.   WILL THESE PROPOSALS RAISE FUND OPERATING EXPENSES?

A. No. NAM pays sub-advisory fees out of the management fee it receives from the Funds. Since the management fee paid by each Fund to NAM will not change, fund operating expenses will not increase if you approve the increase in Symphony's sub-advisory fees and the addition of Tradewinds as a sub-adviser.


Q. HOW WILL THE PORTFOLIO MANAGERS' GREATER INVESTMENT FLEXIBILITY AND THE PROPOSED ADDITION OF TRADEWINDS AS A SUB-ADVISOR AFFECT THE ALLOCATION OF EACH FUND'S INVESTMENT PORTFOLIO?



A. The Funds will continue to maintain a strategic 70%/30% mix of income-oriented and equity-oriented securities. Effective May 1, 2007, however, the Funds will no longer be required to maintain at least 80% of their respective assets in a combination of preferred and convertible securities, as well as a minimum investment level of 50% and 20%, respectively, in each of these asset types. As a result, the Funds' exposure to convertible securities is expected to shift from a static to a more variable level of exposure and decline over time. Eventually the Funds' investments in convertible securities will be those comprising a component of either the Funds' multi-strategy income sleeve or the portion of the Funds' equity-oriented securities managed by Tradewinds, subject to shareholder approval. Symphony, a wholly-owned subsidiary of Nuveen, is responsible for managing the Funds' multi-strategy income sleeve, which consists of a diversified mix of high yield debt, convertible securities and senior loans. In connection with the change in the Funds' exposure to convertible securities, the Board of each Fund has determined that Froley, Revy Investment Co., Inc., each Fund's sub-adviser investing Fund assets allocated to it in convertible securities, will no longer serve as a sub-adviser to such Fund, effective as early as May 1, 2007, but not later than June 30, 2007. NAM in consultation with each of the Funds' sub-advisers over time will determine how best to allocate portfolio assets among the Fund's sub-advisers, consistent with the Fund's investment objectives and strategic asset mix.


Q.   WILL THE FUNDS' GREATER INVESTMENT FLEXIBILITY BE REFLECTED IN ANY OTHER
     WAY?


A. Yes. Upon implementation of all changes to the Funds' investment policies, the Funds also will change their names to the Nuveen Multi-Strategy Income and Growth Fund (JPC) and the Nuveen Multi-Strategy Income and Growth Fund 2 (JQC).

Q.   WHEN WILL THE TWO INVESTMENT-RELATED PROPOSALS TAKE EFFECT?


A. If approved, the amended sub-advisory fee schedule for Symphony and the appointment of Tradewinds as a sub-adviser will take effect on or about April 11, 2007.


Q.   WHAT HAPPENS IF SHAREHOLDERS DO NOT APPROVE THESE PROPOSALS?

A. If shareholders do not approve Symphony's amended sub-advisory fee, their existing sub-advisory fee schedule would remain in effect. If shareholders do not approve the appointment of Tradewinds as a sub-adviser for a portion of each Fund's equity-oriented investments, NAM currently anticipates that each Fund's equity-oriented investments would be managed solely by Symphony.

Q. HOW DO THE BOARD MEMBERS SUGGEST THAT I VOTE IN CONNECTION WITH THE AMENDED SYMPHONY SUB-ADVISORY AGREEMENT, THE TRADEWINDS SUB-ADVISORY AGREEMENT AND THE ELECTION OF TRUSTEES?

A. After careful consideration, the Board of your Fund unanimously recommends that you vote "FOR" the approval of the Amended Symphony Sub-Advisory Agreement, "FOR" the approval of the Tradewinds Sub-Advisory Agreement and "FOR" the nominees for the Board.

Q.   WILL MY VOTE MAKE A DIFFERENCE?

A. Your vote is needed to ensure that the proposals can be acted upon. Additionally, your immediate response will help save on the costs of any future solicitations for these shareholder votes. We encourage all shareholders to participate in the governance of their Fund.

Q.   WHO DO I CALL IF I HAVE QUESTIONS?

A. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call your financial advisor. Alternatively, you may call Nuveen at (800) 257-8787 weekdays from 8:00 a.m. to 6:00 p.m. Central time.

Q.   HOW DO I VOTE MY SHARES?

A. You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. Alternatively, you may vote by telephone by calling the toll-free number on the proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide.

Q.   WILL ANYONE CONTACT ME?

A. You may receive a call to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote.

NOTICE OF ANNUAL MEETING                                      333 West Wacker Drive
OF SHAREHOLDERS                                               Chicago, Illinois 60606
APRIL 11, 2007                                                (800) 257-8787


MARCH 7, 2007


NUVEEN PREFERRED AND CONVERTIBLE INCOME FUND (JPC)
NUVEEN PREFERRED AND CONVERTIBLE INCOME FUND 2 (JQC)

TO THE SHAREHOLDERS OF THE ABOVE FUNDS:

Notice is hereby given that an Annual Meeting of Shareholders (the "Meeting") of Nuveen Preferred and Convertible Income Fund ("Preferred Convertible") and Nuveen Preferred and Convertible Income Fund 2 ("Preferred Convertible 2"), each a Massachusetts business trust (individually, a "Fund" and collectively, the "Funds"), will be held in the 34th floor conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, on Wednesday, April 11, 2007, at 10:30 a.m., Central time, for the following purposes and to transact such other business, if any, as may properly come before the Meeting:

MATTERS TO BE VOTED ON BY SHAREHOLDERS:

1. To approve an amendment to the fee schedule of the investment sub-advisory agreement between Nuveen Asset Management ("NAM"), each Fund's investment adviser, and Symphony Asset Management LLC, a sub-adviser for each Fund.

2. To approve a new investment sub-advisory agreement between NAM and Tradewinds NWQ Global Investors, LLC.

3. To elect ten (10) members to the Board of Trustees (each a "Board" and each Trustee a "Board Member") of each Fund as outlined below:

     i) eight (8) Board Members to be elected by the holders of Common Shares and FundPreferred(TM) Shares, voting together as a single class; and

     ii) two (2) Board Members to be elected by the holders of FundPreferred Shares only, voting separately as a single class.

4. To transact such other business as may properly come before the Meeting.

Shareholders of record at the close of business on January 12, 2007 are entitled to notice of and to vote at the Meeting.

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE, REGARDLESS OF WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. YOU MAY VOTE BY MAIL, TELEPHONE OR OVER THE INTERNET. TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. TO VOTE BY TELEPHONE, PLEASE CALL THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD AND FOLLOW THE RECORDED INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE. TO VOTE OVER THE INTERNET, GO TO THE INTERNET ADDRESS PROVIDED ON YOUR PROXY CARD AND FOLLOW THE INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE.

Jessica R. Droeger
Vice President and Secretary

JOINT PROXY STATEMENT                                         333 West Wacker Drive
                                                              Chicago, Illinois 60606
                                                              (800) 257-8787


MARCH 7, 2007


NUVEEN PREFERRED AND CONVERTIBLE INCOME FUND (JPC)
NUVEEN PREFERRED AND CONVERTIBLE INCOME FUND 2 (JQC)

GENERAL INFORMATION

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (each a "Board" and collectively, the "Boards," and each Trustee, a "Board Member" and collectively, the "Board Members") of Nuveen Preferred and Convertible Income Fund ("Preferred Convertible") and Nuveen Preferred and Convertible Income Fund 2 ("Preferred Convertible 2"), each a Massachusetts business trust (each, a "Fund" and collectively, the "Funds"), of proxies to be voted at an Annual Meeting of Shareholders to be held in the 34th floor conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606, on Wednesday, April 11, 2007, at 10:30 a.m., Central time (for each Fund, a "Meeting" and collectively, the "Meetings") and at any and all adjournments thereof.


This Joint Proxy Statement is first being mailed to shareholders on or about March 7, 2007.


The Board of each Fund has determined that the use of this Joint Proxy Statement for each Meeting is in the best interest of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders.

Proxies are being solicited from shareholders of each Fund with respect to the following matters:

1. To approve an amendment to the fee schedule of the investment sub-advisory agreement between Nuveen Asset Management ("NAM" or the "Adviser"), each Fund's investment adviser, and Symphony Asset Management LLC ("Symphony"), a sub-adviser for each Fund (the "Amended Symphony Sub-Advisory Agreement").

2. To approve a new investment sub-advisory agreement between NAM and Tradewinds NWQ Global Investors, LLC ("Tradewinds") (the "Tradewinds Sub-Advisory Agreement").

3. To elect ten (10) members to the Board of each Fund as outlined below:

     i) eight (8) Board Members to be elected by the holders of Common Shares and FundPreferred(TM) Shares, voting together as a single class; and

     ii) two (2) Board Members to be elected by the holders of FundPreferred Shares only, voting separately as a single class.

On the matters coming before each Meeting as to which a choice has been specified by shareholders on the proxy, the shares will be voted accordingly. If a proxy is returned and no choice is specified, the shares will be voted FOR the approval of the Amended Symphony Sub-Advisory Agreement, FOR the approval of the Tradewinds Sub-Advisory Agreement and

FOR the election of the nominees listed in this Joint Proxy Statement. Shareholders who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

A quorum of shareholders is required to take action at each Meeting. A majority of the shares entitled to vote at each Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Meeting, except that for the election of the two Board Member nominees to be elected by holders of FundPreferred Shares of each Fund 33 1/3% of the FundPreferred Shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast in person or by proxy at each Meeting will be tabulated by the inspectors of election appointed for that Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For each Fund, the "vote of a majority of the outstanding voting securities" of the Fund will be required for the approval of the Amended Symphony Sub-Advisory Agreement and for the approval of the Tradewinds Sub-Advisory Agreement. The "vote of a majority of the outstanding voting securities" is defined in the Investment Company Act of 1940, as amended, (the "1940 Act") as the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. For each Fund, the affirmative vote of a plurality of the shares present and entitled to vote at the Meeting will be required to elect the Board Members of that Fund. For purposes of determining the approval of the Amended Symphony Sub-Advisory Agreement and the Tradewinds Sub-Advisory Agreement, abstentions and broker non-votes will have the effect of a vote against the Amended Symphony Sub-Advisory Agreement and the Tradewinds Sub-Advisory Agreement. For purposes of determining the approval of the proposal to elect nominees for each Fund, abstentions and broker non-votes will have no effect on the election of Board Members.

FundPreferred Shares held in "street name" as to which voting instructions have not been received from the beneficial owners or persons entitled to vote as of one business day before the Meeting, or, if adjourned, one business day before the day to which the Meeting is adjourned, and that would otherwise be treated as "broker non-votes" may, pursuant to Rule 452 of the New York Stock Exchange, be voted by the broker on the proposal in the same proportion as the votes cast by all FundPreferred shareholders as a class who have voted on the proposal or in the same proportion as the votes cast by all FundPreferred shareholders of the Fund who have voted on that item. Rule 452 permits proportionate voting of FundPreferred Shares with respect to a particular item if, among other things,
(i) a minimum of 30% of the FundPreferred Shares or shares of a series of FundPreferred Shares outstanding has been voted by the holders of such shares with respect to such item and (ii) less than 10% of the FundPreferred Shares or shares of a series of FundPreferred Shares outstanding has been voted by the holders of such shares against such item. For the purpose of meeting the 30% test, abstentions will be treated as shares "voted" and, for the purpose of meeting the 10% test, abstentions will not be treated as shares "voted" against the item.

Those persons who were shareholders of record at the close of business on January 12, 2007 will be entitled to one vote for each share held. As of January 12, 2007, the shares of the Funds were issued and outstanding as follows:

------------------------------------------------------------------------------------------------
                                                                             FUNDPREFERRED
    FUND                        TICKER SYMBOL*        COMMON SHARES             SHARES
------------------------------------------------------------------------------------------------
    Preferred Convertible         JPC                 99,714,627.93        4,720  Series M
                                                                           4,720  Series T
                                                                           4,720  Series W
                                                                           4,720  Series TH
                                                                           4,720  Series F
                                                                           4,720  Series F2
------------------------------------------------------------------------------------------------
    Preferred Convertible 2       JQC                140,495,799.98        3,860  Series M
                                                                           3,860  Series M2
                                                                           3,860  Series T
                                                                           3,860  Series T2
                                                                           3,860  Series W
                                                                           3,860  Series W2
                                                                           3,860  Series TH
                                                                           3,860  Series TH2
                                                                           3,860  Series F
                                                                           3,860  Series F2
------------------------------------------------------------------------------------------------

* The Common Shares of the Funds are listed on the New York Stock Exchange.

INTRODUCTION

During 2006, the Boards of Preferred Convertible and Preferred Convertible 2 authorized a series of changes to the Funds' investment and distribution policies. These changes were designed to enhance the Funds' ability to meet their investment objectives by providing for increased portfolio management flexibility, greater diversification of the Funds' investment portfolios and increased capital appreciation potential over time through direct exposure to equity securities.


As of December 31, 2006, each Fund had allocated approximately 50%, 30%, 10% and 10% of its investment portfolio to distinct sleeves comprised, respectively, of preferred securities, convertible securities, other debt securities ("multi-strategy income") and equity securities. Spectrum Asset Management, Inc. serves as a Fund sub-adviser and manages the Funds' preferred securities sleeve. Symphony Asset Management LLC serves as a Fund sub-adviser and manages the multi-strategy income sleeve--comprised of a diversified mix of high yield debt, senior loans and convertible securities--as well as the equity sleeve. Froley, Revy Investment Co., Inc. ("Froley Revy") currently serves as a Fund sub-adviser, investing the Funds' assets allocated to it in convertible securities, but, as discussed below, will no longer continue to do so effective as early as May 1, 2007, but not later than June 30, 2007.



The Funds will continue to maintain a strategic 70%/30% mix of income-oriented and equity-oriented securities. Effective May 1, 2007, however, the Funds will no longer be required to maintain at least 80% of their respective assets in a combination of preferred and convertible securities, as well as a minimum investment level of 50% and 20%, respectively, in each of these asset types. As a result, the Funds' exposure to convertible securities is expected to shift from a static to a more variable level of exposure and decline over time. Eventually the Funds' investments in convertible securities will be those comprising a component of either the Funds' multi-strategy income sleeve or the portion of the Funds' equity-oriented securities managed by Tradewinds, subject to shareholder approval. Symphony, a wholly-owned subsidiary of Nuveen, is responsible for managing the Funds' multi-strategy income sleeve, which consists of a diversified mix of high yield debt, convertible securities and senior loans. In connection with the change in the Funds' exposure to convertible securities, the Board of each Fund has determined that Froley Revy will no longer serve as a sub-adviser to such Fund effective as early as May 1, 2007, but not later than June 30, 2007. NAM in consultation with each of the Funds' sub-advisers over time will determine how best to allocate portfolio assets among the Fund's sub-advisers, consistent with the Fund's investment objectives and strategic asset mix. Upon implementation of all changes to the Funds' investment policies, the Funds will change their names to Nuveen Multi-Strategy Income and Growth Fund and Nuveen Multi-Strategy Income and Growth Fund 2 to better reflect their investment approach.


In order to implement the investment policy changes approved by the Board during 2006, each Board selected Tradewinds, subject to your approval, as a sub-adviser to manage a portion of each Fund's assets allocated to equity-oriented investments. The Boards believe Tradewinds' value-oriented investment approach, disciplined process and performance record offered the Funds an attractive opportunity to further enhance returns and diversify risk. Further, because of the higher level of investment management services provided by Symphony associated with the investment policy changes, the Boards authorized, subject to your approval, an increase in the sub-advisory fees paid to Symphony. Because the sub-advisory fees accrued by Symphony and Tradewinds will be paid by NAM from the management fee that it receives from the Funds, the management fee paid by shareholders for each Fund will not change if Symphony's fee is increased and Tradewinds is added as a sub-adviser.


The 1940 Act requires that the Amended Symphony Sub-Advisory Agreement and the Tradewinds Sub-Advisory Agreement be approved by each Fund's shareholders in order to become effective. At the November 2006 meeting of each Fund's Board, and for the reasons discussed below (see "Board Considerations in Approving the Amended Symphony Sub-Advisory Agreement and the Tradewinds Sub-Advisory Agreement"), each Board, including a majority of the Board Members who are not parties to the Amended Symphony Sub-Advisory Agreement or the Tradewinds Sub-Advisory Agreement and who are not "interested persons" of the Funds or the Adviser as defined in the 1940 Act (the "Independent Board Members"), unanimously approved the Amended Symphony Sub-Advisory Agreement and the Tradewinds Sub-Advisory Agreement and unanimously recommended their approval by shareholders. If approved by shareholders, the Amended Symphony Sub-Advisory Agreement and the Tradewinds Sub-Advisory Agreement will take effect on or about April 11, 2007. If shareholders do not approve the Amended Symphony Sub-Advisory Agreement, the existing sub-advisory fee schedule for Symphony would remain in effect. If shareholders do not approve the Tradewinds Sub-Advisory Agreement, NAM currently anticipates that each Fund's equity-oriented investments would be managed solely by Symphony. The form of the

Amended Symphony Sub-Advisory Agreement is attached hereto as Appendix B and the form of the Tradewinds Sub-Advisory Agreement is attached hereto as Appendix D.

1.  APPROVAL OF THE AMENDED SYMPHONY SUB-ADVISORY AGREEMENT

INFORMATION ABOUT SYMPHONY

Symphony manages the Funds' multi-strategy income sleeve, consisting of a diversified mix of high yield debt, convertible securities and senior loans, as well as the portion of the Funds' assets currently invested directly in equity securities. Symphony specializes in the management of market neutral equity and debt strategies and senior loan and other debt portfolios. Symphony, a registered investment adviser, commenced operations in 1994. Symphony is an indirect wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), the Adviser's parent company. As of December 31, 2006, Symphony managed over $7 billion in assets. The principal occupation of the officers and directors of Symphony is shown in Appendix C. The business address of Symphony and each officer and director of Symphony is 555 California Street, San Francisco, California 94104.

THE AMENDED SYMPHONY SUB-ADVISORY AGREEMENT

Below is a description of the terms of the Amended Symphony Sub-Advisory Agreement. The only material change to be incorporated into the Amended Symphony Sub-Advisory Agreement is the change to the fee schedule by which NAM pays Symphony for its services, otherwise the Amended Symphony Sub-Advisory Agreement is identical to the sub-advisory agreement under which Symphony currently serves (the "Current Symphony Sub-Advisory Agreement"). The date of the Current Symphony Sub-Advisory Agreement and the date it was last approved by shareholders and approved for continuance by the Board are provided in Appendix
A. If approved by shareholders of a Fund, the Amended Symphony Sub-Advisory Agreement will expire on August 1, 2007, unless continued. The Amended Symphony Sub-Advisory Agreement will continue in effect from year to year thereafter if such continuance is approved for each Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder. The form of the Amended Symphony Sub-Advisory Agreement is attached hereto as Appendix B.


Advisory Services. The advisory services to be provided by Symphony to each Fund under the Amended Symphony Sub-Advisory Agreement will be identical to those advisory services currently provided by Symphony to each Fund, except that the types of investments have been expanded. Symphony furnishes an investment program, makes investment decisions for and places all orders for the purchase and sale of securities for the portion of each Fund's investment portfolio allocated by NAM to Symphony, all on behalf of the Fund and subject to supervision of the Fund's Board and NAM. Symphony monitors each Fund's investments and complies with the provisions of each Fund's Declaration of Trust and By-Laws and the stated investment objectives, policies and restrictions of each Fund.


Fees. For its sub-advisory services, NAM pays Symphony a portfolio management fee out of the investment management fee it receives from each Fund. The rate of the portfolio management fees payable by NAM to Symphony is being changed under the Amended Symphony Sub-Advisory Agreement. Under the Current Symphony Sub-Advisory Agreement,

NAM pays Symphony a percentage of its net management fee attributable to the assets managed by Symphony, at the rates listed below:

-------------------------------------------------------------
                                          PERCENTAGE OF NAM'S
AVERAGE DAILY MANAGED ASSETS OF THE FUND  NET MANAGEMENT FEE
-------------------------------------------------------------
$0-$125 million.........................                50.0%
$125 million to $150 million............                47.5%
$150 million to $175 million............                45.0%
$175 million to $200 million............                42.5%
$200 million and over...................                40.0%
-------------------------------------------------------------

If the Amended Symphony Sub-Advisory Agreement is approved by shareholders, NAM will pay to Symphony a percentage of its net management fee attributable to various assets managed by Symphony in the multi-strategy income sleeve and the equity sleeve of the Fund, at the rates listed below:

------------------------------------------------------------------------
                                               PERCENTAGE OF NAM'S
                                                NET MANAGEMENT FEE
                                          ------------------------------
AVERAGE DAILY MANAGED ASSETS OF THE FUND  MULTI-STRATEGY INCOME   EQUITY
------------------------------------------------------------------------
$0-$125 million.........................                  52.5%    55.0%
$125 million to $150 million............                  50.0%    52.5%
$150 million to $175 million............                  47.5%    50.0%
$175 million to $200 million............                  45.0%    47.5%
$200 million and over...................                  42.5%    45.0%
------------------------------------------------------------------------


During the fiscal year ended December 31, 2006, NAM paid Symphony $1,542,274 in sub-advisory fees. If the Amended Symphony Sub-Advisory Agreement had been in effect during that period, NAM would have paid Symphony approximately $1,737,160 in sub-advisory fees. The amount of sub-advisory fees that NAM would have paid Symphony under the Amended Symphony Sub-Advisory Agreement would have been approximately 12.6% higher than the amount of sub-advisory fees actually paid by NAM. The higher level of sub-advisory fees reflects a combination of increasing assets under management by Symphony over the course of 2006 as well as the pro-forma impact of the proposed sub-advisory fee schedule. Based on December 31, 2006 assets managed by Symphony, the impact of the proposed fee increase alone is estimated to be $155,691 (approximately 7.4%) for calendar year 2007. Sub-advisory fees are payable from the management fees received from the Funds by NAM; the proposed increase in sub-advisory fees therefore will not increase the fees or overall level of expenses you pay as a Fund shareholder.


Brokerage. Symphony selects the brokers or dealers that execute the purchases and sales of portfolio securities selected by Symphony for the Funds, subject to its obligation to obtain best execution under the circumstances, which may take account of the overall quality of brokerage and research services provided to Symphony.

Payment of Expenses. Symphony will pay all expenses it incurs in connection with its activities under the Amended Symphony Sub-Advisory Agreement other than the cost of securities (including brokerage commissions and other related expenses) purchased for the Funds.

Limitation on Liability. Symphony will not be liable for, and NAM will not take any action against Symphony to hold Symphony liable for, any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of Symphony's duties under the Amended Symphony Sub-Advisory Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Symphony in the performance of its duties under the Agreement, or by reason of its reckless disregard of its obligations and duties under the Agreement.

Termination. The Amended Symphony Sub-Advisory Agreement will automatically terminate in the event of an assignment and may be terminated at any time without the payment of any penalty by NAM on sixty (60) days' written notice to Symphony. The Amended Symphony Sub-Advisory Agreement may also be terminated by a Fund with respect to that Fund by action of the Fund's Board or by a vote of a majority of the outstanding voting securities of that Fund, accompanied by 60 days' written notice.

The Amended Symphony Sub-Advisory Agreement for each Fund will also be terminable with respect to that Fund at any time without the payment of any penalty, by NAM, the Board or by vote of a majority of the outstanding voting securities of that Fund in the event that it is established by a court of competent jurisdiction that Symphony or any of its officers or directors has taken any action that results in a breach of the representations of Symphony set forth in the Amended Symphony Sub-Advisory Agreement.

THE BOARD OF EACH FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF THE AMENDED SYMPHONY SUB-ADVISORY AGREEMENT.

2.  APPROVAL OF THE TRADEWINDS SUB-ADVISORY AGREEMENT

INFORMATION ABOUT TRADEWINDS

It is proposed that Tradewinds will manage a portion of each Fund's assets allocated to equity investments. Tradewinds specializes in global and international equity investing. Most of Tradewinds' personnel were affiliated with NWQ Investment Management Company, LLC ("NWQ") until March 2006, when NWQ reorganized into two distinct entities: NWQ and Tradewinds. Tradewinds is organized as a member-managed limited liability company, with Nuveen as its sole managing member. As of December 31, 2006, Tradewinds managed over $31.9 billion in assets. The principal occupation of the officers and directors of Tradewinds is shown in Appendix E. The business address of Tradewinds and each officer and director of Tradewinds is 2049 Century Park East, 16th Floor, Los Angeles, California 90067.

THE TRADEWINDS SUB-ADVISORY AGREEMENT

Below is a description of the terms of the Tradewinds Sub-Advisory Agreement. The Tradewinds Sub-Advisory Agreement is a new agreement and has not previously been approved by shareholders of the Funds. If approved by shareholders of a Fund, the Tradewinds Sub-Advisory Agreement will expire on August 1, 2008, unless continued. The Tradewinds Sub-Advisory Agreement will continue in effect from year to year thereafter if such continuance is approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder.

Advisory Services. Tradewinds will furnish an investment program in respect of, will make investment decisions for and will place all orders for the purchase and sale of securities for the portion of each Fund's investment portfolio allocated by NAM to Tradewinds, all on behalf of the Fund and subject to supervision of the Fund's Board and NAM. Tradewinds will monitor each Fund's investments and will comply with the provisions of each Fund's Declaration of Trust and By-Laws and the stated investment objectives, policies and restrictions of each Fund.

Fees. For its sub-advisory services, NAM will pay Tradewinds a portfolio management fee out of the investment management fee it receives from each Fund. Under the Tradewinds Sub-Advisory Agreement, NAM will pay Tradewinds a percentage of its net management fee attributable to the assets managed by Tradewinds, at the rates listed below:

-------------------------------------------------------------
                                          PERCENTAGE OF NAM'S
AVERAGE DAILY MANAGED ASSETS OF THE FUND  NET MANAGEMENT FEE
-------------------------------------------------------------
$0-$200 million.........................                55.0%
$200 million to $300 million............                52.5%
$300 million and over...................                50.0%
-------------------------------------------------------------

Brokerage. Tradewinds will select the brokers or dealers that execute the purchases and sales of portfolio securities selected by Tradewinds for the Funds, subject to its obligation to obtain best execution under the circumstances, which may take account of the overall quality of brokerage and research services provided to Tradewinds.

Payment of Expenses. Tradewinds will pay all expenses it incurs in connection with its activities under the Tradewinds Sub-Advisory Agreement other than the cost of securities (including brokerage commissions and other related expenses) purchased for the Funds.

Limitation on Liability. Tradewinds will not be liable for, and NAM will not take any action against Tradewinds to hold Tradewinds liable for, any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of Tradewinds' duties under the Tradewinds Sub-Advisory Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Tradewinds in the performance of its duties under the Agreement, or by reason of its reckless disregard of its obligations and duties under the Agreement.

Termination. The Tradewinds Sub-Advisory Agreement will automatically terminate in the event of an assignment and may be terminated at any time without the payment of any penalty by NAM on sixty (60) days' written notice to Tradewinds. The Tradewinds Sub-Advisory Agreement may also be terminated by a Fund with respect to that Fund by action of the Fund's Board or by a vote of a majority of the outstanding voting securities of that Fund, accompanied by 60 days' written notice.

The Tradewinds Sub-Advisory Agreement for each Fund will also be terminable with respect to that Fund at any time without the payment of any penalty, by NAM, the Board or by vote of a majority of the outstanding voting securities of that Fund in the event that it is established by a court of competent jurisdiction that Tradewinds or any of its officers or directors has taken any action that results in a breach of the representations of Tradewinds set forth in the Agreement.

THE BOARD OF EACH FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF THE TRADEWINDS SUB-ADVISORY AGREEMENT.

BOARD CONSIDERATIONS IN APPROVING THE AMENDED SYMPHONY SUB-ADVISORY AGREEMENT AND THE TRADEWINDS SUB-ADVISORY AGREEMENT

The Board is responsible for overseeing the performance of the investment adviser to the Funds and determining whether to approve the advisory arrangements, including sub-advisory arrangements. At a meeting held on November 14, 2006 (the "November Meeting"), the Board of the Funds, including the Independent Board Members, unanimously approved on behalf of each Fund the Tradewinds Sub-Advisory Agreement between NAM and Tradewinds and the Amended Symphony Sub-Advisory Agreement between NAM and Symphony (collectively the "Sub-Advisory Agreements"). Tradewinds and Symphony are each a "Sub-Adviser."

THE APPROVAL PROCESS

During the course of the fall of 2006, the Board received a wide variety of materials relating to proposed investment policy changes for the Funds as well as the proposed managers for the assets allocated pursuant to these revised policies. In this regard, NAM recommended Symphony and Tradewinds. To assist the Board in its evaluation of the sub-advisory contract with the respective Sub-Adviser at the November Meeting or at prior meetings, the Independent Board Members received extensive materials which outlined, among other things:

- the nature, extent and quality of services to be provided by the Sub-Adviser;

- the organization and business operations of the Sub-Adviser;


- hypothetical performance of the Fund's modified investment strategies as well as certain hypothetical (where applicable) and actual performance of the respective Sub-Adviser;


- the profitability of Nuveen (which included its wholly-owned affiliated sub-advisers such as Symphony and Tradewinds);

- the sub-advisory fee schedule for each Sub-Adviser as well as a description of the fees received by the Sub-Adviser from other funds and/or clients; and

- the soft dollar practices of the Sub-Adviser, if any.

At the November Meeting, Symphony made a presentation to and responded to questions from the Board. After the presentations and after reviewing the written materials, the Independent Board Members met privately with their legal counsel to review the Board's duties under the Investment Company Act of 1940, as amended and the general principals of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties and factors to be considered by the Board in voting on advisory contracts. It is with this background that the Board Members considered the Amended Symphony Sub-Advisory Agreement and the Tradewinds Sub-Advisory Agreement. The Independent Board Members, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the approval of advisory contracts. As outlined in more detail below, the Board Members considered all factors they believed relevant with respect to each Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Sub-Adviser; (b) performance information of the Fund and the Sub-Adviser (as described below); (c) the profitability of Nuveen and its affiliates; and (d) whether fee levels reflect economies of scale for the benefit of Fund investors.


A.  NATURE, EXTENT AND QUALITY OF SERVICES

In reviewing the Sub-Advisers, the Board Members considered the nature, extent and quality of the respective Sub-Adviser's services. As Symphony already serves as a sub-adviser to the Funds and Tradewinds serves as sub-adviser to other Nuveen funds overseen by the Board Members, the Board has a good understanding of each Sub-Adviser's organization, operations and personnel. In this regard, the Board Members are familiar with and have evaluated the professional experience, qualifications and credentials of the Fund Adviser's personnel. At the November Meeting or at prior meetings, the Board Members have reviewed materials outlining, among other things, the Sub-Adviser's organization and business; the types of services that the respective Sub-Adviser will provide to the Funds under the revised investment mandates; the experience of the Sub-Adviser with respect to the investment strategies; and hypothetical as well as actual performance of the Sub-Adviser with respect to its investment strategies (as described in further detail below). The Board Members noted that NAM recommended the Sub-Advisers and considered the basis for such recommendation. At prior meetings, the Board has also reviewed an evaluation from NAM of each Sub-Adviser which outlined, among other things, the Sub-Adviser's organizational history, client base, product mix, investment team and any changes thereto, investment process, and performance (as applicable). Given the Board Members' experience with the Funds (including any other Nuveen funds advised by the Sub-Adviser) and each Sub-Adviser, the Board Members recognized and considered the quality of their investment processes in making portfolio management decisions.

In addition to advisory services, the Independent Board Members considered the quality of any administrative or non-advisory services provided. With respect to each Sub-Adviser, the Independent Board Members noted that each respective Sub-Advisory Agreement was essentially an agreement for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Funds.

Based on their review, the Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Funds under the Tradewinds Sub-Advisory Agreement and Amended Symphony Sub-Advisory Agreement, as applicable, were satisfactory.

B.  THE INVESTMENT PERFORMANCE OF THE FUND AND SUB-ADVISERS

The Board Members recognized that the changes to the investment mandates are seeking, in part, to enhance portfolio returns thus limiting some of the usefulness of reviewing the

Fund's past performance record. Accordingly, the Board Members have reviewed hypothetical model performance of the investment strategies as well as hypothetical and more recent actual performance of the respective Sub-Adviser with respect to its investment strategies. The Board Members are also familiar with the performance records of the respective Sub-Adviser with respect to other funds it advises.

C.  FEES, EXPENSES AND PROFITABILITY

1.  FEES AND EXPENSES

In evaluating the advisory fees, the Board recognized that the overall advisory fee paid by the Funds will not change as a result of the addition of Tradewinds as a Sub-Adviser and the increased fee for Symphony. Rather, NAM will pay the sub-advisory fees out of the management fees it receives from the Funds. With respect to the overall advisory fees and expenses of the Fund, the Board Members have previously reviewed, among other things, the respective Fund's advisory fees (net and gross management fees) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), net management fees (after waivers) and total expense ratios (before and after waivers) of comparable funds. With respect to the sub-advisory fees, the Board Members reviewed the proposed sub-advisory fee for Tradewinds, the revised sub-advisory fee schedule for Symphony and the fees received by each from other funds they advise. At prior meetings, the Board Members have also reviewed the pricing schedule that the Sub-Adviser (or its predecessor) charges for similar investment management services for other client accounts or fund sponsors.

Based on their review of the fee and service information provided, the Board Members determined that the proposed sub-advisory fees for the respective Sub-Adviser was acceptable.

2.  PROFITABILITY

In conjunction with its review of fees at prior meetings, the Board Members have considered the profitability of Nuveen for advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers including Tradewinds and Symphony). As noted, the overall advisory fees paid by the Funds will not change as a result of the proposed changes to the Funds' sub-advisory arrangements. At prior meetings, the Board Members have reviewed data comparing Nuveen's profitability with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profits margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen. In considering profitability, the Board Members have recognized the inherent limitations in determining profitability as well as the difficulties in comparing the profitability of other unaffiliated advisers. Based on their review, the Board Members recognized that the advisory fees paid to NAM are not changing, however, the Sub-Advisers are wholly-owned subsidiaries of Nuveen and therefore Nuveen may retain more of its management fees through its affiliated Sub-Advisors. See also "Other Considerations" below.

In evaluating the reasonableness of the compensation, the Board Members also considered any other revenues paid to the Sub-Adviser and its affiliates (including NAM) as well as any indirect benefits (such as soft dollar arrangements, if any) they expect to receive that are directly attributable to their management of the Funds, if any. See Section E below for additional information.

D.  ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base. To help ensure the shareholders share in these benefits, the Board Members have previously reviewed and considered the breakpoints in the Fund's advisory fee schedules that reduce advisory fees depending on the Fund's size. In addition to advisory fee breakpoints, the Board had also approved a complex-wide fee arrangement that was introduced on August 1, 2004. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. As noted, each Fund's overall advisory fee schedule including the breakpoints applicable to the fees paid by the Fund will not change as a result of the proposed changes to the Funds' sub-advisory arrangements. The Board Members had concluded that such breakpoint schedule and complex-wide fee arrangement continues to be acceptable and desirable in providing benefits from economies of scale to shareholders.

E.  INDIRECT BENEFITS

In evaluating fees, the Board Members also considered any indirect benefits or profits the Sub-Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Board Members recognized revenues received by affiliates of NAM and the Sub-Advisers for serving as agent at Nuveen's preferred trading desk.

In addition to the above, the Board Members considered whether the Sub-Adviser received any benefits from soft dollar arrangements. The Board Members recognized that Tradewinds may engage in soft dollar arrangements and that such Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the respective Fund's portfolio transactions. The Board Members noted that such Sub-Adviser's profitability may be lower if it was required to pay for this research with hard dollars. With respect to Symphony, Symphony currently does not enter into soft dollar arrangements; however, it has adopted a soft dollar policy in the event it does so in the future.

F.  OTHER CONSIDERATIONS

In addition to the above, the Board Members recognized that the modifications in the Funds' investment strategies would result in changes to the Funds' portfolio management. As noted above, the Board Members considered the Sub-Advisers' experience in light of the Funds' new investment mandates. However, the Board Members recognized that the Sub-Advisers are affiliated with Nuveen and will be managing assets that were formerly managed by a sub-adviser unaffiliated with Nuveen. As Nuveen pays the Sub-Advisers out of the management fee it receives from the Funds, the Board Members considered the benefit to

Nuveen that it will be retaining more of the management fees through its affiliated Sub-Advisers when the Board evaluated the sub-advisory arrangements and fee structures.

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of Independent Board Members, concluded that the terms of the Tradewinds Sub-Advisory Agreement and Symphony's Amended Sub-Advisory Agreement were fair and reasonable, that the respective Sub-Adviser's fees are reasonable in light of the services provided to each Fund, and that the Board Members recommend that shareholders approve such Sub-Advisory Agreements.

3.  ELECTION OF BOARD MEMBERS

GENERAL

At the Meeting, Common and FundPreferred shareholders of both Funds are being asked to consider and vote upon the election of eight (8) Board Members and FundPreferred shareholders of both Funds are being asked to consider and vote upon the election of two (2) Board Members. In February 2006, the By-Laws of each Fund were amended to provide for the division of the Board into classes. Pursuant to the amended By-Laws, the Board Members of each Fund classified themselves by resolution dated November 14, 2006 into three classes, Class I, Class II and Class III, to be elected at the Meeting by the holders of the outstanding Common Shares and FundPreferred Shares, voting together as a single class. If elected, Class I Board Members will serve until the third succeeding annual meeting subsequent to their election; Class II Board Members will serve until the first succeeding annual meeting subsequent to their election; and Class III Board Members will serve until the second succeeding annual meeting subsequent to their election. At each subsequent annual meeting, the Board Members chosen to succeed those whose terms are expiring shall be identified as being of the same class as the Board Members whom they succeed and shall be elected for a term expiring at the time of the third succeeding annual meeting subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. For each Fund, under normal circumstances, holders of FundPreferred Shares will continue to be entitled to elect two (2) Board Members. The Board Members elected by holders of Preferred Shares will be elected to serve until the next annual meeting or until their successors shall have been duly elected and qualified.

FOR EACH FUND:

     (i) eight (8) Board Members are to be elected by holders of Common Shares and FundPreferred Shares, voting together as a single class. Board Members Brown, Stockdale and Stone have been designated as Class I Board Members, and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2010 or until their successors have been duly elected and qualified. Board Members Hunter, Kundert and Sunshine have been designated as Class II Board Members, and as nominees for Board Members for a term expiring at the annual meeting of shareholders in 2008 or until their successors have been duly elected and qualified. Board Members Bremner and Evans have been designated as Class III Board Members, and as nominees for Board

            Members for a term expiring at the annual meeting of shareholders in 2009 or until their successors have been duly elected and qualified.

     (ii) two (2) Board Members are to be elected by holders of FundPreferred Shares, voting together as a single class. Board Members Schneider and Schwertfeger are nominees for election by holders of FundPreferred Shares for a term expiring at the next annual meeting or until their successors have been duly elected and qualified.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed in the table below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected. However, Mr. Brown is expected to retire from his position as a Board Member on June 30, 2007. Should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by that Fund's present Board.

Except for Ms. Stone, all of the Board Member nominees were last elected to each Fund's Board at the 2006 annual meeting of shareholders. In December, 2006, Ms. Stone was appointed to each Fund's Board effective January 1, 2007. Ms. Stone is presented in this Joint Proxy Statement as a nominee for election by shareholders and was recommended to the nominating and governance committee of each Fund's Board by a third party search firm who received Ms. Stone's name from an Independent Board Member (as defined below).

Other than Mr. Schwertfeger, all Board Member nominees are not "interested persons," as defined in the 1940 Act, of the Funds or the Adviser and have never been an employee or director of Nuveen or any affiliate. Accordingly, such Board Members are deemed "Independent Board Members."

EACH BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

BOARD NOMINEES/BOARD MEMBERS

                                                                             NUMBER OF
                                                                             PORTFOLIOS
                                                                             IN FUND      OTHER
                                    TERM OF OFFICE                           COMPLEX      DIRECTORSHIPS
                       POSITION(S)  AND LENGTH          PRINCIPAL            OVERSEEN     HELD BY
NAME, ADDRESS          HELD WITH    OF TIME             OCCUPATION(S)        BY BOARD     BOARD
AND BIRTH DATE         FUND         SERVED(1)           DURING PAST 5 YEARS  MEMBER       MEMBER
-------------------------------------------------------------------------------------------------------
Nominees who are not
interested persons of
the Fund

Robert P. Bremner      Board        Term: Class III     Private Investor        172        N/A
c/o Nuveen             Member;      Board Member until  and Management
Investments, Inc.      Lead         2009                Consultant.
333 West Wacker Drive  Independent  Length of Service:
Chicago, IL 60606      Director     Since 1996; Lead
(8/22/40)                           Independent
                                    Director Since
                                    2005
Lawrence H. Brown      Board        Term: Class I       Retired (1989) as       172        See
c/o Nuveen             Member       Board Member until  Senior Vice                        Principal
Investments, Inc.                   2010                President of The                   Occupation
333 West Wacker Drive               Length of Service:  Northern Trust                     Description
Chicago, IL 60606                   Since 1993          Company; Director,
(7/29/34)                                               Community Advisory
                                                        Board for Highland
                                                        Park and Highwood,
                                                        United Way of the
                                                        North Shore (since
                                                        2002); Director,
                                                        Michael Rolfe
                                                        Pancreatic Cancer
                                                        Foundation.

                                                                             NUMBER OF
                                                                             PORTFOLIOS
                                                                             IN FUND      OTHER
                                    TERM OF OFFICE                           COMPLEX      DIRECTORSHIPS
                       POSITION(S)  AND LENGTH          PRINCIPAL            OVERSEEN     HELD BY
NAME, ADDRESS          HELD WITH    OF TIME             OCCUPATION(S)        BY BOARD     BOARD
AND BIRTH DATE         FUND         SERVED(1)           DURING PAST 5 YEARS  MEMBER       MEMBER
-------------------------------------------------------------------------------------------------------
Jack B. Evans          Board        Term: Class III     President, The          172        See
c/o Nuveen             Member       Board Member until  Hall-Perrine                       Principal
Investments, Inc.                   2009                Foundation, a                      Occupation
333 West Wacker Drive               Length of Service:  private                            Description
Chicago, IL 60606                   Since 1999          philanthropic
(10/22/48)                                              corporation (since
                                                        1996); Director and
                                                        Vice Chairman,
                                                        United Fire Group,
                                                        a publicly held
                                                        company; Adjunct
                                                        Faculty Member,
                                                        University of Iowa;
                                                        Director, Gazette
                                                        Companies; Life
                                                        Trustee of Coe
                                                        College and Iowa
                                                        College Foundation;
                                                        formerly, Director,
                                                        Alliant Energy;
                                                        formerly, Director,
                                                        Federal Reserve
                                                        Bank of Chicago;
                                                        formerly, President
                                                        and Chief Operating
                                                        Officer, SCI
                                                        Financial Group,
                                                        Inc., a regional
                                                        financial services
                                                        firm.

                                                                             NUMBER OF
                                                                             PORTFOLIOS
                                                                             IN FUND      OTHER
                                    TERM OF OFFICE                           COMPLEX      DIRECTORSHIPS
                       POSITION(S)  AND LENGTH          PRINCIPAL            OVERSEEN     HELD BY
NAME, ADDRESS          HELD WITH    OF TIME             OCCUPATION(S)        BY BOARD     BOARD
AND BIRTH DATE         FUND         SERVED(1)           DURING PAST 5 YEARS  MEMBER       MEMBER
-------------------------------------------------------------------------------------------------------
William C. Hunter c/o  Board        Term: Class II      Dean, Tippie            172        See
Nuveen Investments,    Member       Board Member until  College of                         Principal
Inc.                                2008                Business,                          Occupation
333 West Wacker Drive               Length of Service:  University of Iowa                 Description
Chicago, IL 60606                   Since 2004          (since July 2006);
(3/6/48)                                                Director, Credit
                                                        Research Center at
                                                        Georgetown
                                                        University;
                                                        Director (since
                                                        2004) of Xerox
                                                        Corporation, a
                                                        publicly held
                                                        company; formerly,
                                                        (2003-2006), Dean
                                                        and Distinguished
                                                        Professor of
                                                        Finance, School of
                                                        Business at the
                                                        University of
                                                        Connecticut;
                                                        formerly, Senior
                                                        Vice President and
                                                        Director of
                                                        Research at the
                                                        Federal Reserve
                                                        Bank of Chicago
                                                        (1995-2003);
                                                        formerly, Director,
                                                        SS&C Technologies,
                                                        Inc. (May
                                                        2005-October 2005).

                                                                             NUMBER OF
                                                                             PORTFOLIOS
                                                                             IN FUND      OTHER
                                    TERM OF OFFICE                           COMPLEX      DIRECTORSHIPS
                       POSITION(S)  AND LENGTH          PRINCIPAL            OVERSEEN     HELD BY
NAME, ADDRESS          HELD WITH    OF TIME             OCCUPATION(S)        BY BOARD     BOARD
AND BIRTH DATE         FUND         SERVED(1)           DURING PAST 5 YEARS  MEMBER       MEMBER
-------------------------------------------------------------------------------------------------------
David J. Kundert c/o   Board        Term: Class II      Director,               170        See
Nuveen Investments,    Member       Board Member until  Northwestern Mutual                Principal
Inc.                                2008                Wealth Management                  Occupation
333 West Wacker Drive               Length of Service:  Company; Retired                   Description
Chicago, IL 60606                   Since 2005          (2004) as Chairman,
(10/28/42)                                              JPMorgan Fleming
                                                        Asset Management,
                                                        President and CEO,
                                                        Banc One Investment
                                                        Advisors
                                                        Corporation, and
                                                        President, One
                                                        Group Mutual Funds;
                                                        prior thereto,
                                                        Executive Vice
                                                        President, Bank One
                                                        Corporation and
                                                        Chairman and CEO,
                                                        Banc One Investment
                                                        Management Group;
                                                        Board of Regents,
                                                        Luther College;
                                                        member of the
                                                        Wisconsin Bar
                                                        Association; member
                                                        of Board of
                                                        Directors, Friends
                                                        of Boerner
                                                        Botanical Gardens;
                                                        member of Board of
                                                        Directors,
                                                        Milwaukee Repertory
                                                        Theater.

                                                                             NUMBER OF
                                                                             PORTFOLIOS
                                                                             IN FUND      OTHER
                                    TERM OF OFFICE                           COMPLEX      DIRECTORSHIPS
                       POSITION(S)  AND LENGTH          PRINCIPAL            OVERSEEN     HELD BY
NAME, ADDRESS          HELD WITH    OF TIME             OCCUPATION(S)        BY BOARD     BOARD
AND BIRTH DATE         FUND         SERVED(1)           DURING PAST 5 YEARS  MEMBER       MEMBER
-------------------------------------------------------------------------------------------------------
William J. Schneider   Board        Term: Annual        Chairman, Miller-       172        See
c/o Nuveen             Member       Length of Service:  Valentine Partners                 Principal
Investments, Inc.                   Since 1996          Ltd., a real estate                Occupation
333 West Wacker Drive                                   investment company;                Description
Chicago, IL 60606                                       formerly, Senior
(9/24/44)                                               Partner and Chief
                                                        Operating Officer
                                                        (retired 2004) of
                                                        Miller-Valentine
                                                        Group; formerly,
                                                        Vice President,
                                                        Miller-Valentine
                                                        Realty; Director,
                                                        Chair of the
                                                        Finance Committee
                                                        and Member of the
                                                        Audit Committee of
                                                        Premier Health
                                                        Partners, the
                                                        not-for-profit
                                                        parent company of
                                                        Miami Valley
                                                        Hospital; Vice
                                                        President of the
                                                        Dayton Philharmonic
                                                        Orchestra
                                                        Association; Board
                                                        Member, Regional
                                                        Leaders Forum which
                                                        promotes
                                                        cooperation on
                                                        economic
                                                        development issues;
                                                        formerly, Director,
                                                        Dayton Development
                                                        Coalition;
                                                        formerly, Member,
                                                        Community Advisory
                                                        Board, National
                                                        City Bank, Dayton,
                                                        Ohio and Business
                                                        Advisory Council,
                                                        Cleveland Federal
                                                        Reserve Bank.

                                                                             NUMBER OF
                                                                             PORTFOLIOS
                                                                             IN FUND      OTHER
                                    TERM OF OFFICE                           COMPLEX      DIRECTORSHIPS
                       POSITION(S)  AND LENGTH          PRINCIPAL            OVERSEEN     HELD BY
NAME, ADDRESS          HELD WITH    OF TIME             OCCUPATION(S)        BY BOARD     BOARD
AND BIRTH DATE         FUND         SERVED(1)           DURING PAST 5 YEARS  MEMBER       MEMBER
-------------------------------------------------------------------------------------------------------
Judith M. Stockdale    Board        Term: Class I       Executive Director,     172        N/A
c/o Nuveen             Member       Board Member until  Gaylord and Dorothy
Investments, Inc.                   2010                Donnelley
333 West Wacker Drive               Length of Service:  Foundation (since
Chicago, IL 60606                   Since 1997          1994); prior
(12/29/47)                                              thereto, Executive
                                                        Director, Great
                                                        Lakes Protection
                                                        Fund (from 1990 to
                                                        1994).
Carole E. Stone c/o    Board        Term: Class I       Director, Chicago       172        See
Nuveen Investments,    Member       Board Member until  Board Options                      Principal
Inc.                                2010                Exchange (since                    Occupation
333 West Wacker Drive               Length of Service:  2006); Chair New                   Description
Chicago, IL 60606                   Since 2007          York Racing
(6/28/47)                                               Association
                                                        Oversight Board
                                                        (since 2005);
                                                        Commissioner, NYSE
                                                        Commission on
                                                        Public Authority
                                                        Reform (since
                                                        2005); formerly
                                                        Director, New York
                                                        State Division of
                                                        the Budget
                                                        (2000-2004), Chair,
                                                        Public Authorities
                                                        Control Board
                                                        (2000-2004) and
                                                        Director, Local
                                                        Government
                                                        Assistance
                                                        Corporation (2000-
                                                        2004).

                                                                             NUMBER OF
                                                                             PORTFOLIOS
                                                                             IN FUND      OTHER
                                    TERM OF OFFICE                           COMPLEX      DIRECTORSHIPS
                       POSITION(S)  AND LENGTH          PRINCIPAL            OVERSEEN     HELD BY
NAME, ADDRESS          HELD WITH    OF TIME             OCCUPATION(S)        BY BOARD     BOARD
AND BIRTH DATE         FUND         SERVED(1)           DURING PAST 5 YEARS  MEMBER       MEMBER
-------------------------------------------------------------------------------------------------------
Eugene S. Sunshine     Board        Term: Class II      Senior Vice             172        See
c/o Nuveen             Member       Board Member until  President for                      Principal
Investments, Inc.                   2008                Business and                       Occupation
333 West Wacker Drive               Length of Service:  Finance (since                     Description
Chicago, IL 60606                   Since 2005          1997), Northwestern
(1/22/50)                                               University;
                                                        Director (since
                                                        2003), Chicago
                                                        Board Options
                                                        Exchange; Chairman
                                                        (since 1997), Board
                                                        of Directors,
                                                        Rubicon, an
                                                        insurance company
                                                        owned by
                                                        Northwestern
                                                        University;
                                                        Director (since
                                                        1997), Evanston
                                                        Chamber of Commerce
                                                        and Evanston
                                                        Inventure, a
                                                        business
                                                        development
                                                        organization;
                                                        Director (since
                                                        2006), Pathways, a
                                                        provider of therapy
                                                        and related
                                                        information for
                                                        physically disabled
                                                        infants and young
                                                        children; formerly,
                                                        Director
                                                        (2003-2006),
                                                        National Mentor
                                                        Holdings, a
                                                        privately-held,
                                                        national provider
                                                        of home and
                                                        community-based
                                                        services.

                                                                             NUMBER OF
                                                                             PORTFOLIOS
                                                                             IN FUND      OTHER
                                    TERM OF OFFICE                           COMPLEX      DIRECTORSHIPS
                       POSITION(S)  AND LENGTH          PRINCIPAL            OVERSEEN     HELD BY
NAME, ADDRESS          HELD WITH    OF TIME             OCCUPATION(S)        BY BOARD     BOARD
AND BIRTH DATE         FUND         SERVED(1)           DURING PAST 5 YEARS  MEMBER       MEMBER
-------------------------------------------------------------------------------------------------------
Timothy R.             Chairman of  Term: Annual        Chairman and            172        See
Schwertfeger(2)        the Board    Length of Service:  Director (since                    Principal
333 West Wacker Drive  and Board    Since 1996          1996) of Nuveen                    Occupation
Chicago, IL 60606      Member                           Investments, Inc.                  Description
(3/28/49)                                               and Nuveen
                                                        Investments, LLC;
                                                        Chairman and
                                                        Director (since
                                                        1997) of Nuveen
                                                        Asset Management;
                                                        Chairman and
                                                        Director (since
                                                        1999) of
                                                        Rittenhouse Asset
                                                        Management, Inc.;
                                                        Chairman of Nuveen
                                                        Investments
                                                        Advisers, Inc.
                                                        (since 2002); Chief
                                                        Executive Officer,
                                                        NWQ Holdings, LLC;
                                                        formerly, Director
                                                        (1996-2006) of
                                                        Institutional
                                                        Capital
                                                        Corporation;
                                                        formerly, Director
                                                        (1992-2004) and
                                                        Chairman (1996-
                                                        2004) of Nuveen
                                                        Advisory Corp. and
                                                        Nuveen
                                                        Institutional
                                                        Advisory Corp.(3)
-------------------------------------------------------------------------------------------------------

(1) Length of Service indicates the year in which the individual became a Board Member of a fund in the Nuveen fund complex.

(2) "Interested person" as defined in the 1940 Act, by reason of being an officer and director of each Fund's adviser.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were merged into Nuveen Asset Management, effective January 1, 2005.

BENEFICIAL OWNERSHIP

The following table lists the dollar range of equity securities beneficially owned by each Board Member nominee in each Fund and in all Nuveen funds overseen by the Board Member nominee as of December 31, 2006. The Boards strongly encourage Board Members to own shares in the Nuveen funds they oversee. The goal is for each Board Member to own Nuveen fund shares equal in value to at least year's compensation as a Board Member. New Board Members have a period of three years in which to reach this level. The goal is very strongly recommended but not mandatory. Deferral of Board Member compensation is one mechanism for investing in the Nuveen Funds.


                           DOLLAR RANGE OF EQUITY SECURITIES
---------------------------------------------------------------------------------------
                                                              AGGREGATE DOLLAR RANGE OF
                                                               EQUITY SECURITIES IN ALL
                                                                  REGISTERED INVESTMENT
                                                            COMPANIES OVERSEEN BY BOARD
                               PREFERRED       PREFERRED   MEMBER NOMINEES IN FAMILY OF
BOARD MEMBER NOMINEES        CONVERTIBLE   CONVERTIBLE 2        INVESTMENT COMPANIES(1)
---------------------------------------------------------------------------------------
Robert P. Bremner.....  $50,001-$100,000              $0                  Over $100,000
Lawrence H. Brown.....   $10,001-$50,000              $0                  Over $100,000
Jack B. Evans.........   $10,001-$50,000              $0                  Over $100,000
William C. Hunter.....                $0              $0                  Over $100,000
David J. Kundert......                $0              $0                  Over $100,000
William J.
  Schneider...........   $10,001-$50,000              $0                  Over $100,000
Timothy R.
  Schwertfeger........        $1-$10,000              $0                  Over $100,000
Judith M. Stockdale...                $0      $1-$10,000                  Over $100,000
Carole E. Stone(2)....                $0              $0                           None
Eugene S. Sunshine....  $50,001-$100,000              $0                  Over $100,000
---------------------------------------------------------------------------------------


(1) The amounts reflect the aggregate dollar range of equity securities and the number of shares beneficially owned by the Board Member in the Funds and in all Nuveen funds overseen by the Board Member.

(2) In December, 2006, Ms. Stone was appointed to each Fund's Board, effective January 1, 2007. Ms. Stone did not own shares of Nuveen Funds prior to her being appointed as a Board Member.

The following table sets forth, for each Board Member and for the Board Members and officers as a group, the amount of shares beneficially owned in each Fund as of December 31, 2006. The information as to beneficial ownership is based on statements furnished by each Board Member and officer.


                  FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
---------------------------------------------------------------------------------------
BOARD MEMBER NOMINEES                   PREFERRED CONVERTIBLE   PREFERRED CONVERTIBLE 2
---------------------------------------------------------------------------------------
Robert P. Bremner(2).................          3,500                        0
Lawrence H. Brown....................          1,000                        0
Jack B. Evans........................          2,000                        0
William C. Hunter....................              0                        0
David J. Kundert.....................              0                        0
William J. Schneider.................          1,000                        0
Timothy R. Schwertfeger..............            279                        0
Judith M. Stockdale..................              0                      435
Carole E. Stone(3)...................              0                        0
Eugene S. Sunshine(4)................          4,050                        0
ALL BOARD MEMBERS AND OFFICERS AS A
  GROUP..............................         12,829                      435
---------------------------------------------------------------------------------------


(1) The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members as more fully described below.


(2) The shares of Preferred Convertible listed for Mr. Bremner are owned by his spouse. Mr. Bremner disclaims beneficial ownership of these shares.



(3) In December, 2006, Ms. Stone was appointed to each Fund's Board, effective January 1, 2007. Ms. Stone did not own shares of Nuveen Funds prior to her being appointed as a Board Member.



(4) The shares of Preferred Convertible listed for Mr. Sunshine are held in a trust for which Mr. Sunshine serves as trustee. Mr. Sunshine disclaims beneficial ownership of these shares.



On December 31, 2006, Board Members and executive officers as a group beneficially owned approximately 1,500,000 shares of all funds managed by the Adviser (includes deferred units and shares held by the executive officers in Nuveen's 401(k)/profit sharing plan). Each Board Member's individual beneficial shareholdings of each Fund constitute less than 1% of the outstanding shares of each Fund. As of January 12, 2007, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding shares of each Fund. As of January 12, 2007, no shareholder beneficially owned more than 5% of any class of shares of any Fund.


COMPENSATION

Prior to January 1, 2007, for all Nuveen funds, Independent Board Members received a $90,000 annual retainer plus (a) a fee of $2,500 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board; (b) a fee of $2,000 per meeting for attendance in person where such in-person attendance is required and $1,000 per meeting for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $1,500 per meeting for attendance in person or by telephone at an audit committee meeting; (d) a fee of $1,500 per meeting for attendance in person at a compliance, risk management and regulatory oversight committee meeting where in-person attendance is required and $1,000 per meeting for attendance by telephone or in person where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone for a meeting of the dividend committee; and (f) a fee of $500 per meeting for attendance in person at all other committee meetings (including shareholder meetings) on a day on which no regularly scheduled board meeting is held in which in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required and $100 per meeting when the executive committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the Lead Independent Director received $20,000, the chairpersons of the audit committee and the compliance, risk management and regulatory oversight committee received $7,500 and the chairperson of the nominating and governance committee received $5,000 as additional retainers to the annual retainer paid to such individuals. Independent Board Members also received a fee of $2,000 per day for site visits on days on which no regularly scheduled board meeting is held to entities that provide services to the Nuveen funds. When ad hoc committees are organized, the nominating and governance committee will at the time of formation determine compensation to be paid to the members of such committee, however, in general such fees were $1,000 per meeting for attendance in person at any ad hoc committee meeting where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses were allocated among the funds managed by the Adviser, on the basis of relative net asset sizes. The Board Member affiliated with Nuveen and the Adviser served without any compensation from the Funds.


Effective January 1, 2007, for all Nuveen funds, Independent Board Members receive a $95,000 annual retainer plus (a) a fee of $3,000 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board; (b) a fee of $2,000 per meeting for attendance in person or by telephone where in-person attendance is required and $1,500 per meeting for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled board meeting; (c) a fee of $1,500 per meeting for attendance in person or by telephone at an audit committee meeting; (d) a fee of $1,500 per meeting for attendance in person or by telephone at a regularly scheduled compliance, risk management and regulatory oversight committee meeting
(d) a fee of $1,500 per meeting for attendance in person at a non-regularly scheduled compliance, risk management and regulatory oversight committee meeting where in-person attendance is required and $1,000 per meeting for attendance by telephone or in person where in-person attendance is not required, except that the chairperson of the compliance, risk management and regulatory oversight committee may at any time designate a non-regularly scheduled meeting of the committee as an in-person meeting for the purposes of fees to be paid; (e) a fee of $1,000 per meeting for attendance in person or by telephone for a meeting of the dividend committee; and (f) a fee of $500 per meeting for attendance in person at all other committee meetings (including shareholder meetings) on a day on which no regularly scheduled board meeting is held in which in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required and $100 per meeting when the executive committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the Lead Independent Director receives $25,000, the chairpersons of the audit committee and the compliance, risk management and regulatory oversight committee receive $7,500 and the chairperson of the nominating and governance committee receives $5,000 as additional retainers to the annual retainer paid to such individuals. Independent Board Members also receive a fee of $2,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no regularly scheduled board meeting is held. When ad hoc committees are organized, the nominating and governance committee will at the time of formation determine compensation to be paid to the members of such committee, however, in general such fees will be $1,000 per meeting for attendance in person at any ad hoc committee meeting where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the funds managed by the Adviser, on the basis of relative net asset sizes although fund management may, in its discretion, establish a minimum amount to be allocated to each fund. The Board Member affiliated with Nuveen and the Adviser serves without any compensation from the Funds.



The boards of certain Nuveen funds (the "Participating Funds") established a Deferred Compensation Plan for Independent Board Members ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, Independent Board Members of the Participating Funds may defer receipt of all, or a portion, of the compensation they earn for their services to the Participating Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount had been invested in shares of one or more eligible Nuveen funds. The Funds are Participating Funds under the Deferred Compensation Plan.


The table below shows, for each Independent Board Member, the aggregate compensation paid by each Fund to each Board Member for its last fiscal year. Mr. Schwertfeger, a Board Member who is an interested person of the Funds, does not receive any compensation from the Funds.

                          AGGREGATE COMPENSATION FROM THE FUNDS(2)(3)
------------------------------------------------------------------------------------------------
                                                                         TOTAL COMPENSATION FROM
                                                                            NUVEEN FUNDS PAID TO
BOARD MEMBER NOMINEES  PREFERRED CONVERTIBLE   PREFERRED CONVERTIBLE 2             BOARD MEMBERS
------------------------------------------------------------------------------------------------
Robert P. Bremner....         $6,018                   $8,391                   $177,099
Lawrence H. Brown....          5,719                    7,976                    165,329
Jack B. Evans........          6,164                    8,597                    180,111
William C. Hunter....          5,240                    7,306                    146,018
David J. Kundert.....          5,167                    7,204                    144,759
William J.
  Schneider..........          5,700                    7,948                    171,879
Judith M.
  Stockdale..........          5,245                    7,314                    148,510
Carole E. Stone(1)...              0                        0                          0
Eugene S. Sunshine...          5,245                    7,314                    159,130
------------------------------------------------------------------------------------------------

(1) In December, 2006, Ms. Stone was appointed to each Fund's Board, effective January 1, 2007.

(2) Aggregate compensation numbers are based on the compensation schedule in effect prior to January 1, 2007.

(3) Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen funds. Total deferred fees for the Funds (including the return from the assumed investment in the eligible Nuveen funds) payable are:

                                    DEFERRED FEES
--------------------------------------------------------------------------------------
BOARD MEMBER NOMINEES                  PREFERRED CONVERTIBLE   PREFERRED CONVERTIBLE 2
--------------------------------------------------------------------------------------
Robert P. Brenner....................         $  942                   $1,314
Lawrence H. Brown....................              -                        -
Jack B. Evans........................          1,596                    2,226
William C. Hunter....................          5,240                    7,306
David J. Kundert.....................          5,167                    7,204
William J. Schneider.................          5,700                    7,948
Judith M. Stockdale..................          3,384                    4,719
Carole E. Stone(1)...................              0                        0
Eugene S. Sunshine...................          5,082                    7,089
--------------------------------------------------------------------------------------


Nuveen maintains a charitable matching contributions program to encourage the active support and involvement of individuals in the civic activities of their community. Until December 31, 2006, the Independent Board Members of the funds managed by the Adviser were eligible to participate in the matching contributions program of Nuveen. Under the matching contributions program, Nuveen matched the personal contributions of a Board Member to Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year.


COMMITTEES

The Board of each Fund has five standing committees: the executive committee, the audit committee, the nominating and governance committee, the dividend committee and the compliance, risk management and regulatory oversight committee.

Robert P. Bremner, Judith M. Stockdale and Timothy R. Schwertfeger, Chair, serve as members of the executive committee of each Fund. The executive committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board; provided that the scope of the powers of the executive committee, unless otherwise specifically authorized by the full Board, is limited to: (i) emergency matters where assembly of the full Board is impracticable (in which case management will take all reasonable steps to quickly notify each individual Board Member of the actions taken by the executive committee) and (ii) matters of an administrative or ministerial nature. The executive committee of each Fund held no meetings during its last fiscal year.

Lawrence H. Brown, Jack B. Evans, Judith M. Stockdale and Timothy R. Schwertfeger, Chair, are current members of the dividend committee of each Fund. The dividend committee is authorized to declare distributions on the Fund's shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The dividend committee of each Fund held three meetings during its last fiscal year.

Lawrence H. Brown, William C. Hunter, William J. Schneider, Chair, Judith M. Stockdale and Carole E. Stone are current members of the compliance, risk management and regulatory oversight committee of each Fund. The compliance, risk management and regulatory oversight committee is responsible for the oversight of compliance issues, risk management, and other regulatory matters affecting the Funds which are not otherwise the jurisdiction of the other Board committees. The compliance, risk management and regulatory oversight committee of each Fund held four meetings during its last fiscal year.

Each Fund's Board has an audit committee, in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), that is composed of Independent Board Members who are also "independent" as that term is defined in the listing standards pertaining to closed-end funds of the New York Stock Exchange. Robert P. Bremner, Lawrence H. Brown, Jack B. Evans, Chair, David J. Kundert, William J. Schneider and Eugene S. Sunshine are current members of the audit committee of each Fund. The audit committee is responsible for the oversight and monitoring of (1) the accounting and reporting policies, procedures and practices and the audit of the financial statements of the Funds
(2) the quality and integrity of the financial statements of the Funds and (3) the independent registered public accounting firm's qualifications, performance and independence. The audit committee reviews the work and any recommendations of the Funds' independent registered public accounting firm. Based on such review, it is authorized to make recommendations to the Board. The audit committee is also responsible for the oversight of the Pricing Procedures of the Funds and the internal Valuation Group. The Boards have adopted a written Audit Committee Charter that conforms to the listing standards of the New York Stock Exchange. A copy of the Audit Committee Charter is attached to the proxy statement as Appendix F. The audit committee of each Fund held four meetings during its last fiscal year.

Each Fund has a nominating and governance committee that is composed entirely of Independent Board Members who are also "independent" as defined by New York Stock Exchange listing standards, as applicable. Robert P. Bremner, Chair, Lawrence H. Brown, Jack B. Evans, William C. Hunter, David J. Kundert, William
J. Schneider, Judith M. Stockdale, Carole E. Stone and Eugene S. Sunshine are current members of the nominating and governance committee of each Fund. The purpose of the nominating and governance committee is to seek, identify and recommend to the Board qualified candidates for election or appointment to each Fund's Board. In addition, the committee oversees matters of corporate governance, including the evaluation of Board performance and processes, and assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable. The committee operates under a written charter adopted and approved by the Boards of each Fund, a copy of which is available on the Funds' website at www.nuveen.com/etf/products/fundGovernance.aspx. The nominating and governance committee of each Fund held four meetings during its last fiscal year.

The nominating and governance committee looks to many sources for recommendations of qualified candidates, including current Board Members, employees of the Adviser, current shareholders of the Funds, third party sources and any other persons or entities that may be deemed necessary or desirable by the committee. Shareholders of the Funds who wish to nominate a candidate to their Fund's Board should mail information to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. This information must include evidence of Fund ownership of the person or entity recommending the candidate, a full listing of the proposed candidate's education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is an "interested person" (as such term is defined in the 1940 Act) in relation to the Fund and such other information that would be helpful to the nominating and governance committee in evaluating the candidate. All satisfactorily completed information regarding candidates will be forwarded to the chairman of the nominating and governance committee and the outside counsel to the Independent Board Members. Recommendations for candidates to the Board will be evaluated in light of whether the number of Board members is expected to change and whether the Board expects any vacancies. All nominations from Fund shareholders will be acknowledged, although there may be times when the committee is not actively recruiting new Board members. In those circumstances nominations will be kept on file until active recruitment is under way.

The nominating and governance committee sets appropriate standards and requirements for nominations to the Board. In considering a candidate's qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as an Independent Board Member candidate, independence from the Adviser or other service providers. These experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills and experience, in the aggregate. All candidates must meet high expectations of personal integrity, governance experience and professional competence that are assessed on the basis of personal interviews, recommendations, or direct knowledge by committee members. The committee may use any process it deems appropriate for the purpose of evaluating candidates, which process may include, without limitation, personal interviews, background checks, written submissions by the candidates and third party references. There is no difference in the manner in which the nominating and governance committee evaluates candidates when the candidate is submitted by a shareholder. The nominating and governance committee reserves the right to make the final selection regarding the nomination of any prospective Board member.

The Independent Board Members of each Fund have appointed Robert P. Bremner as their Lead Independent Director . The role of the Lead Independent Director is one of coordination and assuring the appropriate, effective and efficient functioning of the Board and the Board processes. Specific responsibilities may include organizing and leading Independent Board Member sessions, facilitating and ensuring an appropriate level of communication among the Independent Board Members, leading the assessment of the Board's effectiveness, and working with the Adviser's staff and outside counsel on board meeting agendas, board material and workshops for Independent Board Members to ensure that the priorities of the Independent Board Members are addressed.

The Board of each Fund held four regular quarterly meetings and five special meetings during the last fiscal year. During the last fiscal year, each Board Member attended 75% or more of each Fund's Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of the Funds and the number of Board Members who attended the last annual meeting of shareholders of each Fund is posted on the Funds' website at www.nuveen.com/etf/products/fundgovernance.aspx.

THE OFFICERS

The following table sets forth information as of December 31, 2006 with respect to each officer of the Funds other than Mr. Schwertfeger (who is a Board Member and is included in the table relating to nominees for the Board). Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified.

-----------------------------------------------------------------------------------------
                                                                               NUMBER OF
                                       TERM OF                                 PORTFOLIOS
                                       OFFICE AND                              IN FUND
                       POSITION(S)     LENGTH OF                               COMPLEX
NAME, ADDRESS          HELD WITH       TIME          PRINCIPAL OCCUPATION(S)   SERVED BY
AND BIRTHDATE          FUND            SERVED(1)     DURING PAST 5 YEARS       OFFICER
-----------------------------------------------------------------------------------------
Gifford R. Zimmerman   Chief           Term: Annual  Managing Director (since   172
333 West Wacker Drive  Administrative  Length of     2002), Assistant
Chicago, IL 60606      Officer         Service:      Secretary and Associate
(9/9/56)                               Since 1988    General Counsel,
                                                     formerly, Vice President
                                                     of Nuveen Investments,
                                                     LLC; Managing Director
                                                     (since 2002), Assistant
                                                     Secretary and Associate
                                                     General Counsel,
                                                     formerly, Vice President
                                                     of Nuveen Asset
                                                     Management; Managing
                                                     Director (since 2004)
                                                     and Assistant Secretary
                                                     (since 1994) of Nuveen
                                                     Investments, Inc.;
                                                     Assistant Secretary of
                                                     NWQ Investment
                                                     Management Company, LLC
                                                     (since 2002); Vice
                                                     President and Assistant
                                                     Secretary of Nuveen
                                                     Investments Advisers
                                                     Inc. (since 2002);
                                                     Managing Director,
                                                     Associate General
                                                     Counsel and Assistant
                                                     Secretary of Rittenhouse
                                                     Asset Management, Inc.
                                                     and Symphony Asset
                                                     Management LLC (since
                                                     2003); Assistant
                                                     Secretary, Santa Barbara
                                                     Asset Management LLC
                                                     (since 2006);
                                                     previously, Managing
                                                     Director (from
                                                     2002-2004), General
                                                     Counsel and Assistant

-----------------------------------------------------------------------------------------
                                                                               NUMBER OF
                                       TERM OF                                 PORTFOLIOS
                                       OFFICE AND                              IN FUND
                       POSITION(S)     LENGTH OF                               COMPLEX
NAME, ADDRESS          HELD WITH       TIME          PRINCIPAL OCCUPATION(S)   SERVED BY
AND BIRTHDATE          FUND            SERVED(1)     DURING PAST 5 YEARS       OFFICER
-----------------------------------------------------------------------------------------
                                                     Secretary of Nuveen
                                                     Advisory Corp. and
                                                     Nuveen Institutional
                                                     Advisory Corp.;(2)
                                                     Chartered Financial
                                                     Analyst.
Julia L. Antonatos     Vice President  Term: Annual  Managing Director (since   172
333 West Wacker Drive                  Length of     2005), formerly, Vice
Chicago, IL 60606                      Service:      President, formerly,
(9/22/63)                              Since 2004    Assistant Vice President
                                                     of Nuveen Investments,
                                                     LLC; Chartered Financial
                                                     Analyst.
Michael T. Atkinson    Vice President  Term: Annual  Vice President (since      172
333 West Wacker Drive  and Assistant   Length of     2002), formerly
Chicago, IL 60606      Secretary       Service:      Assistant Vice
(2/3/66)                               Since 2002    President, formerly,
                                                     Associate of Nuveen
                                                     Investments, LLC.
Peter H. D'Arrigo      Vice President  Term: Annual  Vice President and         172
333 West Wacker Drive  and Treasurer   Length of     Treasurer (since 1999)
Chicago, IL 60606                      Service:      of Nuveen Investments,
(11/28/67)                             Since 1999    LLC and of Nuveen
                                                     Investments, Inc.; Vice
                                                     President and Treasurer
                                                     of Nuveen Asset
                                                     Management (since 2002)
                                                     and of Nuveen
                                                     Investments Advisers
                                                     Inc. (since 2002);
                                                     Assistant Treasurer of
                                                     NWQ Investments
                                                     Management Company, LLC.
                                                     (since 2002); Vice
                                                     President and Treasurer
                                                     (since 2003) of Nuveen
                                                     Rittenhouse Asset
                                                     Management, Inc. and
                                                     Symphony Asset
                                                     Management LLC;
                                                     Treasurer (since 2006),
                                                     Santa Barbara Asset
                                                     Management LLC;
                                                     formerly, Vice President
                                                     and Treasurer (from 1999
                                                     to 2004) of Nuveen
                                                     Advisory Corp. and
                                                     Nuveen Institutional
                                                     Advisory Corp.(2);
                                                     Chartered Financial
                                                     Analyst.

-----------------------------------------------------------------------------------------
                                                                               NUMBER OF
                                       TERM OF                                 PORTFOLIOS
                                       OFFICE AND                              IN FUND
                       POSITION(S)     LENGTH OF                               COMPLEX
NAME, ADDRESS          HELD WITH       TIME          PRINCIPAL OCCUPATION(S)   SERVED BY
AND BIRTHDATE          FUND            SERVED(1)     DURING PAST 5 YEARS       OFFICER
-----------------------------------------------------------------------------------------
John N. Desmond        Vice President  Term: Annual  Vice President, Director   172
333 West Wacker Drive                  Length of     of Investment
Chicago, IL 60606                      Service:      Operations, Nuveen
(8/24/61)                              Since 2005    Investments, LLC (since
                                                     2005); formerly,
                                                     Director, Business
                                                     Manager, Deutsche Asset
                                                     Management (2003-2004);
                                                     formerly, Director,
                                                     Business Development and
                                                     Transformation, Deutsche
                                                     Trust Bank Japan
                                                     (2002-2003); formerly,
                                                     Senior Vice President,
                                                     Head of Investment
                                                     Operations and Systems,
                                                     Scudder Investments
                                                     Japan, (2000-2002);
                                                     formerly, Senior Vice
                                                     President, Head of Plan
                                                     Administration and
                                                     Participant Services,
                                                     Scudder Investments
                                                     (1995-2002).
Jessica R. Droeger     Vice President  Term: Annual  Vice President (since      172
333 West Wacker Drive  and Secretary   Length of     2002) and Assistant
Chicago, IL 60606                      Service:      General Counsel (since
(9/24/64)                              Since 1998    1998), formerly,
                                                     Assistant Vice President
                                                     of Nuveen Investments,
                                                     LLC; Vice President and
                                                     Assistant Secretary
                                                     (since 2005) of Nuveen
                                                     Asset Management; Vice
                                                     President (from 2002 to
                                                     2004) and Assistant
                                                     Secretary (from 1998 to
                                                     2004) of Nuveen Advisory
                                                     Corp. and Nuveen
                                                     Institutional Advisory
                                                     Corp.(2)
Lorna C. Ferguson      Vice President  Term: Annual  Managing Director (since   172
333 West Wacker Drive                  Length of     2004), formerly, Vice
Chicago, IL 60606                      Service:      President of Nuveen
(10/24/45)                             Since 1998    Investments, LLC;
                                                     Managing Director of
                                                     Nuveen Asset Management;
                                                     formerly, Managing
                                                     Director (2004),
                                                     formerly, Vice President
                                                     of Nuveen Advisory Corp.
                                                     and Nuveen Institutional
                                                     Advisory Corp.(2)

-----------------------------------------------------------------------------------------
                                                                               NUMBER OF
                                       TERM OF                                 PORTFOLIOS
                                       OFFICE AND                              IN FUND
                       POSITION(S)     LENGTH OF                               COMPLEX
NAME, ADDRESS          HELD WITH       TIME          PRINCIPAL OCCUPATION(S)   SERVED BY
AND BIRTHDATE          FUND            SERVED(1)     DURING PAST 5 YEARS       OFFICER
-----------------------------------------------------------------------------------------
William M. Fitzgerald  Vice President  Term: Annual  Managing Director of       172
333 West Wacker Drive                  Length of     Nuveen Asset Management
Chicago, IL 60606                      Service:      (since 2001); Vice
(3/2/64)                               Since 1995    President of Nuveen
                                                     Investments Advisers
                                                     Inc. (since 2002);
                                                     formerly, Managing
                                                     Director (from 2001 to
                                                     2004), formerly, Vice
                                                     President of Nuveen
                                                     Advisory Corp. and
                                                     Nuveen Institutional
                                                     Advisory Corp.(2);
                                                     Chartered Financial
                                                     Analyst.
Stephen D. Foy         Vice President  Term: Annual  Vice President (since      172
333 West Wacker Drive  and Controller  Length of     1993) and Funds
Chicago, IL 60606                      Service:      Controller (since 1998)
(5/31/54)                              Since 1993    of Nuveen Investments,
                                                     LLC; Vice President
                                                     (since 1998), formerly,
                                                     Funds Controller of
                                                     Nuveen Investments,
                                                     Inc.; Certified Public
                                                     Accountant.
Walter M. Kelly        Chief           Term: Annual  Assistant Vice President   172
333 West Wacker Drive  Compliance      Length of     and Assistant General
Chicago, IL 60606      Officer and     Service:      Counsel (since 2003) of
(2/24/70)              Vice President  Since 2003    Nuveen Investments, LLC;
                                                     formerly, Assistant Vice
                                                     President and Assistant
                                                     Secretary of the Nuveen
                                                     Funds (2003-2006);
                                                     previously, Associate
                                                     (2001-2003) at the law
                                                     firm of Vedder, Price,
                                                     Kaufman & Kammholz, P.C.
David J. Lamb          Vice President  Term: Annual  Vice President of Nuveen   172
333 West Wacker Drive                  Length of     Investments, LLC (since
Chicago, IL 60606                      Service:      2000); Certified Public
(3/22/63)                              Since 2000    Accountant.
Tina M. Lazar          Vice President  Term: Annual  Vice President of Nuveen   172
333 West Wacker Drive                  Length of     Investments, LLC (since
Chicago, IL 60606                      Service:      1999).
(8/27/61)                              Since 2002

-----------------------------------------------------------------------------------------
                                                                               NUMBER OF
                                       TERM OF                                 PORTFOLIOS
                                       OFFICE AND                              IN FUND
                       POSITION(S)     LENGTH OF                               COMPLEX
NAME, ADDRESS          HELD WITH       TIME          PRINCIPAL OCCUPATION(S)   SERVED BY
AND BIRTHDATE          FUND            SERVED(1)     DURING PAST 5 YEARS       OFFICER
-----------------------------------------------------------------------------------------
Larry W. Martin        Vice President  Term: Annual  Vice President,            172
333 West Wacker Drive  and Assistant   Length of     Assistant Secretary and
Chicago, IL 60606      Secretary       Service:      Assistant General
(7/27/51)                              Since 1988    Counsel of Nuveen
                                                     Investments, LLC; Vice
                                                     President, Assistant
                                                     General Counsel and
                                                     Assistant Secretary of
                                                     Nuveen Investments,
                                                     Inc.; Vice President
                                                     (since 2005) and
                                                     Assistant Secretary
                                                     (since 1997) of Nuveen
                                                     Asset Management; Vice
                                                     President (since 2000),
                                                     Assistant Secretary and
                                                     Assistant General
                                                     Counsel (since 1998) of
                                                     Rittenhouse Asset
                                                     Management, Inc.; Vice
                                                     President and Assistant
                                                     Secretary of Nuveen
                                                     Investments Advisers
                                                     Inc. (since 2002);
                                                     Assistant Secretary of
                                                     NWQ Investment
                                                     Management Company, LLC.
                                                     (since 2002) and
                                                     Symphony Asset
                                                     Management LLC (since
                                                     2003); formerly, Vice
                                                     President and Assistant
                                                     Secretary of Nuveen
                                                     Advisory Corp. and
                                                     Nuveen Institutional
                                                     Advisory Corp.(2)



----------------------------------------------------------------------------------------

(1) Length of Service indicates the year the individual became an officer of a fund in the Nuveen fund complex.

(2) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

AUDIT COMMITTEE REPORT

The audit committee of each Board is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements, of each Fund, (2) the quality and integrity of the financial statements of each Fund, and (3) the independent registered public accounting firm's qualifications, performance and independence. In its oversight capacity, the committee reviews each Fund's annual financial statements with both management and the independent registered public accounting firm and the committee meets periodically with the independent registered public accounting firm to consider their evaluation of each Fund's financial and internal controls. The committee also selects, retains, evaluates and may replace each Fund's independent registered public accounting firm. The committee is currently composed of five Independent

Board Members and operates under a written charter adopted and approved by the Board, a copy of which is attached as Appendix F. Each committee member meets the independence and experience requirements, applicable to the Funds of the New York Stock Exchange, Section 10A of the 1934 Act and the rules and regulations of the Securities and Exchange Commission (the "SEC").

The committee, in discharging its duties, has met with and held discussions with management and each Fund's independent registered public accounting firm. The committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that each Fund's financial statements were prepared in accordance with generally accepted accounting principles. The committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards ("SAS") No. 61, (Communication with Audit Committees), as amended by SAS No. 90 (Audit Committee Communications). Each Fund's independent registered public accounting firm provided to the committee the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the committee discussed with representatives of the independent registered public accounting firm their firm's independence. As provided in the Audit Committee Charter, it is not the committee's responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund's financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the committee's review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the committee, the committee has recommended that each Board include the audited financial statements in each Fund's Annual Report.

The members of the committee are:

Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
David J. Kundert
Eugene S. Sunshine
William J. Schneider

AUDIT AND RELATED FEES. The following tables provide the aggregate fees billed during each Fund's last two fiscal years by each Fund's independent registered public accounting firm for engagements directly related to the operations and financial reporting of each Fund including those relating (i) to each Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund ("Adviser Entities").

------------------------------------------------------------------------------------------------------------------------------
                                     AUDIT FEES(1)           AUDIT RELATED FEES(2)                     TAX FEES(3)
                                   -----------------   ---------------------------------   -----------------------------------
                                                                           ADVISER AND
                                                                             ADVISER                            ADVISER AND
                                         FUND               FUND            ENTITIES            FUND         ADVISER ENTITIES
                                   -----------------   ---------------   ---------------   ---------------   -----------------
                                    FISCAL    FISCAL   FISCAL   FISCAL   FISCAL   FISCAL   FISCAL   FISCAL    FISCAL    FISCAL
                                      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR      YEAR      YEAR
                                     ENDED     ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED     ENDED     ENDED
                                      2005      2006     2005     2006     2005     2006     2005     2006      2005      2006
                                   -------------------------------------------------------------------------------------------
Preferred Convertible............  $19,502   $20,731    $ 0      $ 0       $ 0      $ 0    $4,731    $800    $4,950    $5,400
Preferred Convertible 2..........  $23,698   $25,269    $ 0      $ 0       $ 0      $ 0    $4,307    $800    $4,950    $5,400
------------------------------------------------------------------------------------------------------------------------------

---------------------------------  ---------------------------------
                                           ALL OTHER FEES(4)
                                   ---------------------------------
                                                         ADVISER
                                                       AND ADVISER
                                        FUND            ENTITIES
                                   ---------------   ---------------
                                   FISCAL   FISCAL   FISCAL   FISCAL
                                     YEAR     YEAR     YEAR     YEAR
                                    ENDED    ENDED    ENDED    ENDED
                                     2005     2006     2005     2006
                                   ---------------------------------
Preferred Convertible............  $3,750   $3,950     $ 0      $ 0
Preferred Convertible 2..........  $3,750   $3,950     $ 0      $ 0
--------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees."


(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance and tax planning. The amounts reported for each Fund under the column heading "Tax Fees--Adviser and Adviser Entities" represents amounts billed to the Adviser, by each Fund's independent registered public accounting firm, exclusively for the preparation of the Fund's tax return, the cost of which is borne by the Adviser. In the aggregate, for all Nuveen funds, these fees amounted to $428,700 in 2006 and $404,075 in 2005.


(4) "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees," "Audit Related Fees" and "Tax Fees."


NON-AUDIT FEES. The following tables provide the aggregate non-audit fees billed by each Fund's independent registered public accounting firm for services rendered to each Fund, the Adviser and the Adviser Entities during each Fund's last two fiscal years.


-------------------------------------------------------------------------------------------------------------------------
                                                                  TOTAL NON-AUDIT FEES
                                                                  BILLED TO ADVISER AND
                                                                    ADVISER ENTITIES
                                                                  (ENGAGEMENTS RELATED           TOTAL NON-AUDIT FEES
                                                               DIRECTLY TO THE OPERATIONS       BILLED TO ADVISER AND
                                     TOTAL NON-AUDIT FEES        AND FINANCIAL REPORTING     ADVISER ENTITIES (ALL OTHER
              FUND                      BILLED TO FUND                 OF FUND)(1)                   ENGAGEMENTS)
---------------------------------  -------------------------   ---------------------------   ----------------------------
                                   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR     FISCAL YEAR      FISCAL YEAR   FISCAL YEAR
                                    ENDED 2005    ENDED 2006    ENDED 2005      ENDED 2006       ENDED 2005    ENDED 2006
-------------------------------------------------------------------------------------------------------------------------
Preferred Convertible............    $ 8,481       $ 4,750       $ 4,950       $   5,400        $     0           $ 0
Preferred Convertible 2..........    $ 8,057       $ 4,750       $ 4,950       $   5,400        $     0           $ 0
-------------------------------------------------------------------------------------------------------------------------

---------------------------------  -------------------------

              FUND                           TOTAL
---------------------------------  -------------------------
                                   FISCAL YEAR   FISCAL YEAR
                                    ENDED 2005    ENDED 2006
---------------------------------  -------------------------
Preferred Convertible............    $13,431      $  10,150
Preferred Convertible 2..........    $13,007      $  10,150
------------------------------------------------------------



(1) "Total Non-Audit Fees Billed to Adviser and Adviser Entities" for both fiscal year ends represent "Tax Fees" billed to the Adviser in their respective amounts from the previous table.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. Generally, the audit committee must approve each Fund's independent registered public accounting firm's engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for each Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (i) pre-approved by the audit committee if they are expected to be for amounts greater than $10,000; (ii) reported to the audit committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the audit committee at the next audit committee meeting if they are expected to be for an amount under $5,000.


For engagements with each Fund's independent registered public accounting firm entered into on or after May 6, 2003, the audit committee approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to each Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund). None of the services rendered by each Fund's independent registered public accounting firm to each Fund or the Adviser or Adviser Entities were pre-approved by the audit committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X.


THE BOARD OF EACH FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF THE ELECTION OF THE NOMINEES.

ADDITIONAL INFORMATION

APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Each Board has appointed Ernst & Young LLP as independent registered public accounting firm to audit the books and records of each Fund for its fiscal year. A representative of Ernst & Young LLP will be present at the Annual Meetings to make a statement, if such representative so desires, and to respond to shareholders' questions. Ernst & Young LLP has informed each Fund that it has no direct or indirect material financial interest in each Fund, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

SECTION 16(a) BENEFICIAL INTEREST REPORTING COMPLIANCE


Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require Board Members and officers, the investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of a Fund's equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that its Board Members and officers, investment adviser and affiliated persons of the investment adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal year. To the knowledge of management of the Funds, no shareholder of a Fund owns more than 10% of a registered class of a Fund's equity securities.

INFORMATION ABOUT THE ADVISER

NAM, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as investment adviser and manager for each Fund. The Adviser is a wholly owned subsidiary of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. Founded in 1898, Nuveen and its affiliates had over $162 billion of assets under management as of December 31, 2006. Nuveen is a publicly-traded company and is listed on the New York Stock Exchange and trades under the symbol "JNC."

INFORMATION ABOUT THE FUNDS' SUB-ADVISER FROLEY REVY


Subsequent to the Board's approval of the changes described earlier to the Funds' investment and distribution policies, Merrill Lynch on January 29, 2007 announced that it had entered into a definitive agreement to purchase First Republic Bank, the parent of Froley Revy, the Funds' sub-adviser who invests the Funds' assets allocated to it in convertible securities. This transaction, if completed, would constitute an effective Change of Control as defined under the Investment Company Act of 1940. However, in connection with the change in the Funds' exposure to convertible securities (as described on page 4 of this Joint Proxy Statement), the Board of each Fund has determined that Froley Revy will no longer serve as a sub-adviser to such Fund, effective no later than June 30, 2007, which is expected to be prior to the effective date of such Change of Control.


SHAREHOLDER PROPOSALS


To be considered for presentation at the annual meeting of shareholders of the Funds to be held in 2008, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than November 7, 2007. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must, pursuant to each Fund's By-Laws, submit such written notice to the Fund not later than January 21, 2008, or prior to January 6, 2008. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.


SHAREHOLDER COMMUNICATIONS

Shareholders who want to communicate with the Board or any individual Board Member should write their Fund to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates it will be sent only to that Board Member. If a communication does not indicate a specific Board Member it will be sent to the chair of the nominating and governance committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be paid by each Fund. Solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. The Funds have engaged D.F. King & Co., Inc., to assist in the solicitation of proxies at an estimated cost of $2,000 per Fund plus reasonable expenses.

LAST FISCAL YEAR

The last fiscal year end for each Fund was December 31, 2006.

ANNUAL REPORT DELIVERY

Annual reports will be sent to shareholders of record of each Fund following each Fund's fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

GENERAL

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meetings. However, if other matters are properly presented to the Meetings for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours beginning ten days prior to the date of the Meetings.

Failure of a quorum to be present at any Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Jessica R. Droeger
Vice President and Secretary


March 7, 2007

                                                                      APPENDIX A

         DATES RELATING TO THE AMENDED SYMPHONY SUB-ADVISORY AGREEMENT

                                              DATE SYMPHONY        DATE SYMPHONY SUB-
                                              SUB-ADVISORY         ADVISORY AGREEMENT
                           DATE OF SYMPHONY   AGREEMENT WAS        WAS LAST APPROVED
                           SUB-ADVISORY       LAST APPROVED BY     FOR CONTINUANCE BY
FUND                       AGREEMENT          SHAREHOLDERS         BOARD
---------------------------------------------------------------------------------------
Preferred Convertible      July 28, 2005      July 26, 2005**        May 23, 2006
Preferred Convertible 2    July 28, 2005      July 26, 2005**        May 23, 2006
---------------------------------------------------------------------------------------

** The Symphony Sub-Advisory Agreement for each Fund was approved by shareholders at a special meeting held July 26, 2005 relating to a change in control of NAM.

                                                                      APPENDIX B

               FORM OF AMENDED INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT made as of this           day of           2007, by and between Nuveen
Asset Management, a Delaware corporation and a registered investment adviser ("Manager"), and Symphony Asset Management LLC, a California limited liability company and a federally registered investment adviser ("Sub-Adviser").

WHEREAS, Manager serves as the investment manager for           (the "Fund"), a
closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") pursuant to an Investment Management Agreement between Manager and the Fund (as such agreement may be modified from time to time, the "Management Agreement"); and

WHEREAS, Manager desires to retain Sub-Adviser as its agent to furnish investment advisory services for a certain designated portion of the Fund's investment portfolio, upon the terms and conditions hereafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

     1. Appointment. Manager hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

     2. Services to be Performed. Subject always to the supervision of Fund's Board of Trustees and the Manager, Sub-Adviser will furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for the portion of the Fund's investment portfolio allocated by Manager to Sub-Adviser, all on behalf of the Fund and as described in the investment policy section of the Fund's initial registration statement on Form N-2 as declared effective by the Securities and Exchange Commission, as such policies described therein may subsequently be changed by the Fund's Board of Trustees and publicly described. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Fund, will monitor the Fund's investments in securities selected for the Fund by the Sub-Adviser hereunder, and will comply with the provisions of the Fund's Declaration of Trust and By-laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Fund. Manager will provide Sub-Adviser with current copies of the Fund's Declaration of Trust, By-laws, prospectus and any amendments thereto, and any objectives, policies or limitations not appearing therein as they may be relevant to Sub-Adviser's performance under this Agreement. Sub-Adviser and Manager will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other regarding the investment affairs of the Fund. Sub-Adviser will report to the Board of Trustees and to Manager with respect to the implementation of such program.

       The Sub-Adviser will vote all proxies solicited by or with respect to the issuers of securities which assets of the Fund's investment portfolio allocated by Manager to Sub-Adviser are invested, consistent with its proxy voting guidelines and based upon the best interests of the Fund. The Sub-Adviser will maintain appropriate records detailing its voting of proxies on behalf of the Fund and upon reasonable request will provide a report setting forth the proposals voted on and how the Fund's shares were voted, including the name of the corresponding issuers.

       Sub-Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund, and is directed to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund's orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. It is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund, or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Sub-Adviser's overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion. In addition, if in the judgment of the Sub-Adviser, the Fund would be benefited by supplemental services, the Sub-Adviser is authorized to pay spreads or commissions to brokers or dealers furnishing such services in excess of spreads or commissions that another broker or dealer may charge for the same transaction, provided that the Sub-Adviser determined in good faith that the commission or spread paid was reasonable in relation to the services provided. The Sub-Adviser will properly communicate to the officers and trustees of the Fund such information relating to transactions for the Fund as they may reasonably request. In no instance will portfolio securities be purchased from or sold to the Manager, Sub-Adviser or any affiliated person of either the Fund, Manager, or Sub-Adviser, except as may be permitted under the 1940 Act;

       Sub-Adviser further agrees that it:

       (a) will use the same degree of skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

       (b) will conform to all applicable Rules and Regulations of the Securities and Exchange Commission in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

       (c) will report regularly to Manager and to the Board of Trustees of the Fund and will make appropriate persons available for the purpose of reviewing with representatives of Manager and the Board of Trustees on a regular basis at reasonable times the management of the Fund, including, without limitation, review of the general investment strategies of the Fund with respect to the portion of the Fund's portfolio allocated to the Sub-Adviser, the performance of the Fund's investment portfolio allocated to the Sub-Adviser in relation to standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by Manager;

         (d) will monitor the pricing of portfolio securities, and events relating to the issuers of those securities and the markets in which the securities trade in the ordinary course of managing the portfolio securities of the Fund, and will notify Manager promptly of any issuer-specific or market events or other situations that occur (particularly those that may occur after the close of a foreign market in which the securities may primarily trade but before the time at which the Fund's securities are priced on a given day) that may materially impact the pricing of one or more securities in Sub-Adviser's portion of the portfolio. In addition, Sub-Adviser will assist Manager in evaluating the impact that such an event may have on the net asset value of the Fund and in determining a recommended fair value of the affected security or securities; and

         (e) will prepare such books and records with respect to the Fund's securities transactions for the portion of the Fund's investment portfolio allocated to the Sub-Adviser as requested by the Manager and will furnish Manager and Fund's Board of Trustees such periodic and special reports as the Board or Manager may reasonably request.

     3. Expenses. During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Fund.

     4. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, Manager will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a portfolio management fee equal to the portion specified below of the investment management fee payable by the Fund to the Manager, pursuant to the Management Agreement, with respect to the Sub-Adviser's allocation of Fund net assets (including net assets attributable to Fund Preferred Shares and the principal amount of any borrowings), as the net amount of such fee is reduced by the obligation of Manager to reimburse certain fees and expenses to the Fund pursuant to an Expense Reimbursement Agreement of even date herewith by and between the Fund and the Manager, as such agreement may be modified from time to time:

    ------------------------------------------------------------------------
                                            PERCENTAGE OF NET MANAGEMENT FEE
                                            --------------------------------
    DAILY NET ASSETS                        MULTI-STRATEGY INCOME     EQUITY
    ------------------------------------------------------------------------
    Up to $125 million                              52.5%             55.0%
    $125 million to $150 million                    50.0%             52.5%
    $150 million to $175 million                    47.5%             50.0%
    $175 million to $200 million                    45.0%             47.5%
    $200 million and over                           42.5%             45.0%

     The portfolio management fee shall accrue on each calendar day, and shall be payable monthly on the first business day of the next succeeding calendar month. The daily fee accrual shall be computed by multiplying the fraction of one divided by the number of days in the calendar year by the applicable annual rate of fee, and multiplying this product by the net assets of the Fund allocated to the Sub-Advisor, determined in the manner established by the Fund's Board of Trustees, as of the close of business on the last preceding business day on which the Fund's net asset value was determined.

     For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

     Manager shall not agree to amend the financial terms of the Expense Reimbursement Agreement or the Management Agreement to the detriment of the Sub-Adviser by operation of this Section 4 without the express written consent of the Sub-Adviser.

     5. Services to Others. Manager understands, and has advised Fund's Board of Trustees, that Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to one or more other investment companies that are not a series of the Fund, provided that whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each. Manager recognizes, and has advised Fund's Board of Trustees, that in some cases this procedure may adversely affect the size of the position that the Fund may obtain in a particular security. It is further agreed that, on occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other accounts, it may, to the extent permitted by applicable law, but will not be obligated to, aggregate the securities to be so sold or purchased for the Fund with those to be sold or purchased for other accounts in order to obtain favorable execution and lower brokerage commissions. In addition, Manager understands, and has advised Fund's Board of Trustees, that the persons employed by Sub-Adviser to assist in Sub-Adviser's duties under this Agreement will not devote their full such efforts and service to the Fund. It is also agreed that the Sub-Adviser may use any supplemental research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts or for managing its own accounts.

     6. Limitation of Liability. The Sub-Adviser shall not be liable for, and Manager will not take any action against the Sub-Adviser to hold Sub-Adviser liable for, any error of judgment or mistake of law or for any loss suffered by the Fund (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of the Sub-Adviser's duties under this Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement.

     7. Term; Termination; Amendment. This Agreement shall become effective with respect to the Fund on the same date as the Management Agreement between the Fund and the Manager becomes effective, provided that it has been approved by a vote of a majority of the outstanding voting securities of the Fund in accordance with the requirements of the 1940 Act, and shall remain in full force until August 1, 2007 unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter with respect to the Fund, but only as long as such continuance is specifically approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for the Fund, the Sub-Adviser may continue to serve in such capacity for the Fund in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

         This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by the Manager on no less than sixty (60) days' written notice to the Sub-Adviser. This Agreement may also be terminated by the Fund with respect to the Fund by action of the Board of Trustees or by a vote of a majority of the outstanding voting securities of such Fund on no less than sixty (60) days' written notice to the Sub-Adviser by the Fund.

         This Agreement may be terminated with respect to the Fund at any time without the payment of any penalty by the Manager, the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action that results in a breach of the covenants of the Sub-Adviser set forth herein.

         The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

         Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 4 earned prior to such termination. This Agreement shall automatically terminate in the event the Management Agreement between the Manager and the Fund is terminated, assigned or not renewed.

      8. Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party

         If to the Manager:              If to the Sub-Adviser:
         Nuveen Asset Management         Symphony Asset Management LLC
         333 West Wacker Drive           555 California Street, Suite
         Chicago, Illinois 60606         2975
         Attention: John P. Amboian      San Francisco, California
                                         94104
                                         Attention: Neil Rudolph

           With a copy to:

           Nuveen Investments
           333 West Wacker Drive
           Chicago, Illinois 60606
           Attention: General Counsel

           or such address as such party may designate for the receipt of such notice.

      9. Limitations on Liability. All parties hereto are expressly put on notice of the Fund's Agreement and Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitation of shareholder and trustee liability contained therein. The obligations of the Fund entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, officers, or shareholders of the Fund individually but are binding upon only the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund and those assets belonging to the subject Fund, for the enforcement of any claims.

     10. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

     11. Applicable Law. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 9 hereof which shall be construed in accordance with the laws of Massachusetts) the laws of the State of Illinois.

IN WITNESS WHEREOF, the Manager and the Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.

                                      SYMPHONY ASSET MANAGEMENT LLC,
    NUVEEN ASSET MANAGEMENT,          a California limited liability
    a Delaware corporation            company

    By:                               By:
    -------------------------------   -------------------------------
    Title: Managing Director          Title:
                                      -------------------------------

                                                                      APPENDIX C

                       OFFICERS AND DIRECTORS OF SYMPHONY

              NAME                  PRINCIPAL OCCUPATION
---------------------------------------------------------------------
Jeffrey L. Skelton                  President and Chief Executive
                                    Officer, Symphony Asset
                                    Management LLC
Neil L. Rudolph                     Chief Operating Officer; Chief
                                    Financial Officer; and Vice
                                    President, Symphony Asset
                                    Management LLC
Michael J. Henman                   Vice President, Symphony Asset
                                    Management LLC
Praveen K. Gottipalli               Vice President, Symphony Asset
                                    Management LLC
Gunther M. Stein                    Vice President, Symphony Asset
                                    Management LLC
---------------------------------------------------------------------

                                                                      APPENDIX D

                   FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT made as of this           day of           2007, by and between Nuveen
Asset Management, a Delaware corporation and a registered investment adviser ("Manager"), and Tradewinds NWQ Global Investors LLC, a Delaware limited liability company and a federally registered investment adviser ("Sub-Adviser").

WHEREAS, Manager serves as the investment manager for           (the "Fund"), a
closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") pursuant to an Investment Management Agreement between Manager and the Fund (as such agreement may be modified from time to time, the "Management Agreement"); and

WHEREAS, Manager desires to retain Sub-Adviser as its agent to furnish investment advisory services for a certain designated portion of the Fund's investment portfolio, upon the terms and conditions hereafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

     1. Appointment. Manager hereby appoints Sub-Adviser to provide certain sub-investment advisory services to the Fund for the period and on the terms set forth in this Agreement. Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

     2. Services to be Performed. Subject always to the supervision of Fund's Board of Trustees and the Manager, Sub-Adviser will furnish an investment program in respect of, make investment decisions for, and place all orders for the purchase and sale of securities for the portion of the Fund's investment portfolio allocated by Manager to Sub-Adviser, all on behalf of the Fund and as described in the investment policy section of the Fund's initial registration statement on Form N-2 as declared effective by the Securities and Exchange Commission, as such policies described therein may subsequently be changed by the Fund's Board of Trustees and publicly described. In the performance of its duties, Sub-Adviser will satisfy its fiduciary duties to the Fund, will monitor the Fund's investments in securities selected for the Fund by the Sub-Adviser hereunder, and will comply with the provisions of the Fund's Declaration of Trust and By-laws, as amended from time to time, and the stated investment objectives, policies and restrictions of the Fund. Manager will provide Sub-Adviser with current copies of the Fund's Declaration of Trust, By-laws, prospectus and any amendments thereto, and any objectives, policies or limitations not appearing therein as they may be relevant to Sub-Adviser's performance under this Agreement. Sub-Adviser and Manager will each make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Fund and to consult with each other regarding the investment affairs of the Fund. Sub-Adviser will report to the Board of Trustees and to Manager with respect to the implementation of such program.

      The Sub-Adviser will vote all proxies solicited by or with respect to the issuers of securities which assets of the Fund's investment portfolio allocated by Manager to Sub-Adviser are invested, consistent with its proxy voting guidelines and based upon the best interests of the Fund. The Sub-Adviser will maintain appropriate records detailing its voting of proxies on behalf of the Fund and upon reasonable request will provide a report setting forth the proposals voted on and how the Fund's shares were voted, including the name of the corresponding issuers.

      Sub-Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund, and is directed to use its commercially reasonable efforts to obtain best execution, which includes most favorable net results and execution of the Fund's orders, taking into account all appropriate factors, including price, dealer spread or commission, size and difficulty of the transaction and research or other services provided. It is understood that the Sub-Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund, or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, solely by reason of its having caused the Fund to pay a member of a securities exchange, a broker or a dealer a commission for effecting a securities transaction for the Fund in excess of the amount of commission another member of an exchange, broker or dealer would have charged if the Sub-Adviser determined in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such member, broker or dealer, viewed in terms of that particular transaction or the Sub-Adviser's overall responsibilities with respect to its accounts, including the Fund, as to which it exercises investment discretion. In addition, if in the judgment of the Sub-Adviser, the Fund would be benefited by supplemental services, the Sub-Adviser is authorized to pay spreads or commissions to brokers or dealers furnishing such services in excess of spreads or commissions that another broker or dealer may charge for the same transaction, provided that the Sub-Adviser determined in good faith that the commission or spread paid was reasonable in relation to the services provided. The Sub-Adviser will properly communicate to the officers and trustees of the Fund such information relating to transactions for the Fund as they may reasonably request. In no instance will portfolio securities be purchased from or sold to the Manager, Sub-Adviser or any affiliated person of either the Fund, Manager, or Sub-Adviser, except as may be permitted under the 1940 Act;

      Sub-Adviser further agrees that it:

        (a) will use the same degree of skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

        (b) will conform to all applicable Rules and Regulations of the Securities and Exchange Commission in all material respects and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to its investment advisory activities;

        (c) will report regularly to Manager and to the Board of Trustees of the Fund and will make appropriate persons available for the purpose of reviewing with representatives of Manager and the Board of Trustees on a regular basis at reasonable times the management of the Fund, including, without limitation, review of the general investment strategies of the Fund with respect to the portion of the Fund's portfolio allocated to the Sub-Adviser, the performance of the Fund's investment portfolio allocated to the Sub-Adviser in relation to standard industry indices and general conditions affecting the marketplace and will provide various other reports from time to time as reasonably requested by Manager;

        (d) will monitor the pricing of portfolio securities, and events relating to the issuers of those securities and the markets in which the securities trade in the ordinary course of managing the portfolio securities of the Fund, and will notify Manager promptly of any issuer-specific or market events or other situations that occur (particularly those that may occur after the close of a foreign market in which the securities may primarily trade but before the time at which the Fund's securities are priced on a given day) that may materially impact the pricing of one or more securities in Sub-Adviser's portion of the portfolio. In addition, Sub-Adviser will assist Manager in evaluating the impact that such an event may have on the net asset value of the Fund and in determining a recommended fair value of the affected security or securities; and

        (e) will prepare such books and records with respect to the Fund's securities transactions for the portion of the Fund's investment portfolio allocated to the Sub-Adviser as requested by the Manager and will furnish Manager and Fund's Board of Trustees such periodic and special reports as the Board or Manager may reasonably request.

     3. Expenses. During the term of this Agreement, Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Fund.

     4. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, Manager will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a portfolio management fee equal to the portion specified below of the investment management fee payable by the Fund to the Manager, pursuant to the Management Agreement, with respect to the Sub-Adviser's allocation of Fund net assets (including net assets attributable to FundPreferred Shares and the principal amount of any borrowings), as the net amount of such fee is reduced by the obligation of Manager to reimburse certain fees and expenses to the Fund pursuant to an Expense Reimbursement Agreement of even date herewith by and between the Fund and the Manager, as such agreement may be modified from time to time:

    --------------------------------------------------------------------------------
                                                           PERCENTAGE OF NET
    DAILY NET ASSETS                                         MANAGEMENT FEE
    --------------------------------------------------------------------------------
    Up to $200 million                                            55.0%
    $200 million to $300 million                                  52.5%
    $300 million and over                                         50.0%

         The portfolio management fee shall accrue on each calendar day, and shall be payable monthly on the first business day of the next succeeding calendar month. The daily fee accrual shall be computed by multiplying the fraction of one divided by the number of days in the calendar year by the applicable annual rate of fee, and multiplying this product by the net assets of the Fund allocated to the Sub-Advisor, determined in the manner established by the Fund's Board of Trustees, as of the close of business on the last preceding business day on which the Fund's net asset value was determined.

         For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement is in effect during the month and year, respectively.

         Manager shall not agree to amend the financial terms of the Expense Reimbursement Agreement or the Management Agreement to the detriment of the Sub-Adviser by operation of this Section 4 without the express written consent of the Sub-Adviser.

     5. Services to Others. Manager understands, and has advised Fund's Board of Trustees, that Sub-Adviser now acts, or may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser or sub-investment adviser to one or more other investment companies that are not a series of the Fund, provided that whenever the Fund and one or more other investment advisory clients of Sub-Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in a manner believed by Sub-Adviser to be equitable to each. Manager recognizes, and has advised Fund's Board of Trustees, that in some cases this procedure may adversely affect the size of the position that the Fund may obtain in a particular security. It is further agreed that, on occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interests of the Fund as well as other accounts, it may, to the extent permitted by applicable law, but will not be obligated to, aggregate the securities to be so sold or purchased for the Fund with those to be sold or purchased for other accounts in order to obtain favorable execution and lower brokerage commissions. In addition, Manager understands, and has advised Fund's Board of Trustees, that the persons employed by Sub-Adviser to assist in Sub-Adviser's duties under this Agreement will not devote their full such efforts and service to the Fund. It is also agreed that the Sub-Adviser may use any supplemental research obtained for the benefit of the Fund in providing investment advice to its other investment advisory accounts or for managing its own accounts.

     6. Limitation of Liability. The Sub-Adviser shall not be liable for, and Manager will not take any action against the Sub-Adviser to hold Sub-Adviser liable for, any error of judgment or mistake of law or for any loss suffered by the Fund (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of the Sub-Adviser's duties under this Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in the performance of its duties under this Agreement, or by reason of its reckless disregard of its obligations and duties under this Agreement.

     7. Term; Termination; Amendment. This Agreement shall become effective with respect to the Fund on the same date as the Management Agreement between the Fund and the Manager becomes effective, provided that it has been approved by a vote of a majority of the outstanding voting securities of the Fund in accordance with the requirements of the 1940 Act, and shall remain in full force until August 1, 2008 unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter with respect to the Fund, but only as long as such continuance is specifically approved for the Fund at least annually in the manner required by the 1940 Act and the rules and regulations thereunder; provided, however, that if the continuation of this Agreement is not approved for the Fund, the Sub-Adviser may continue to serve in such capacity for the Fund in the manner and to the extent permitted by the 1940 Act and the rules and regulations thereunder.

        This Agreement shall automatically terminate in the event of its assignment and may be terminated at any time without the payment of any penalty by the Manager on no less than sixty (60) days' written notice to the Sub-Adviser. This Agreement may also be terminated by the Fund with respect to the Fund by action of the Board of Trustees or by a vote of a majority of the outstanding voting securities of such Fund on no less than sixty (60) days' written notice to the Sub-Adviser by the Fund.

        This Agreement may be terminated with respect to the Fund at any time without the payment of any penalty by the Manager, the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund in the event that it shall have been established by a court of competent jurisdiction that the Sub-Adviser or any officer or director of the Sub-Adviser has taken any action that results in a breach of the covenants of the Sub-Adviser set forth herein.

        The terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

        Termination of this Agreement shall not affect the right of the Sub-Adviser to receive payments on any unpaid balance of the compensation described in Section 4 earned prior to such termination. This Agreement shall automatically terminate in the event the Management Agreement between the Manager and the Fund is terminated, assigned or not renewed.

     8. Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party

        If to the Manager:              If to the Sub-Adviser:
        Nuveen Asset Management         Tradewinds NWQ Global
        333 West Wacker Drive           Investors
        Chicago, Illinois 60606         2049 Century Park East
        Attention: John P. Amboian      Los Angeles, CA 90067
                                        Attention: Mr. Michael Mendez

        With a copy to:
        Nuveen Investments
        333 West Wacker Drive
        Chicago, Illinois 60606
        Attention: General Counsel

        or such address as such party may designate for the receipt of such notice.

     9. Limitations on Liability. All parties hereto are expressly put on notice of the Fund's Agreement and Declaration of Trust and all amendments thereto, a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, and the limitation of shareholder and trustee liability contained therein. The obligations of the Fund entered in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually but only in such capacities and are not binding upon any of the Trustees, officers, or shareholders of the Fund individually but are binding upon only the assets and property of the Fund, and persons dealing with the Fund must look solely to the assets of the Fund and those assets belonging to the subject Fund, for the enforcement of any claims.

     10. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement is held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement will not be affected thereby. This Agreement will be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

     11. Applicable Law. This Agreement shall be construed in accordance with applicable federal law and (except as to Section 9 hereof which shall be construed in accordance with the laws of Massachusetts) the laws of the State of Illinois.

IN WITNESS WHEREOF, the Manager and the Sub-Adviser have caused this Agreement to be executed as of the day and year first above written.

    NUVEEN ASSET MANAGEMENT, a        TRADEWINDS NWQ GLOBAL
    Delaware corporation              INVESTORS LLC, a Delaware
                                      limited liability company
    By:                               By:
    -------------------------------   -------------------------------
    Title: Managing Director          Title:
                                      -------------------------------

                                                                      APPENDIX E

                      OFFICERS AND DIRECTORS OF TRADEWINDS

NAME                                PRINCIPAL OCCUPATION
---------------------------------------------------------------------
Michael C. Mendez                   Chief Executive Officer of
                                    Tradewinds NWQ Global Investors,
                                    LLC; President and Director
                                    (since 1999), Managing Director
                                    (1992-1999) of NWQ Investment
                                    Management Company, Inc.

Jon D. Bosse                        Chief Investment Officer and
                                    Managing Director of Tradewinds
                                    NWQ Global Investors, LLC;
                                    Managing Director, Portfolio
                                    Manager, Director of Research
                                    (1996-2001), of NWQ Investment
                                    Management Company, Inc.;
                                    Chartered Financial Analyst

Edward C. Friedel                   Senior Managing Director of
                                    Tradewinds NWQ Global Investors,
                                    LLC; Managing Director (since
                                    1992) of NWQ Investment
                                    Management Company, Inc.;
                                    Chartered Financial Analyst
---------------------------------------------------------------------

                                                                      APPENDIX F

                               NUVEEN FUND BOARD
                            AUDIT COMMITTEE CHARTER
                                JANUARY 26, 2006

I.  ORGANIZATION AND MEMBERSHIP

There shall be a committee of each Board of Directors/Trustees (the "Board") of the Nuveen Management Investment Companies (the "Funds" or, individually, a "Fund") to be known as the Audit Committee. The Audit Committee shall be comprised of at least three Directors/ Trustees. Audit Committee members shall be independent of the Funds and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. In particular, each member must meet the independence and experience requirements applicable to the Funds of the New York Stock Exchange, the American Stock Exchange, Section 10A of the Securities Exchange Act of 1934 (the "Exchange Act"), and the rules and regulations of the Securities and Exchange Commission (the "Commission"). Each such member of the Audit Committee shall have a basic understanding of finance and accounting, be able to read and understand fundamental financial statements, and be financially literate, and at least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/Trustees, exercising their business judgment (this person may also serve as the Audit Committee's "financial expert" as defined by the Commission). The Board shall appoint the members and the Chairman of the Audit Committee, on the recommendation of the Nominating and Governance Committee. The Audit Committee shall meet periodically but in any event no less frequently than on a semi-annual basis. Except for the Funds, Audit Committee members shall not serve simultaneously on the audit committees of more than two other public companies.

II.  STATEMENT OF POLICY, PURPOSE AND PROCESSES

The Audit Committee shall assist the Board in oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audits of the financial statements, of the Funds; (2) the quality and integrity of the financial statements of the Funds; (3) the Funds' compliance with legal and regulatory requirements, (4) the independent auditors' qualifications, performance and independence; and (5) oversight of the Pricing Procedures of the Funds and the Valuation Group. In exercising this oversight, the Audit Committee can request other committees of the Board to assume responsibility for some of the monitoring as long as the other committees are composed exclusively of independent directors.

In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors/Trustees, the independent auditors, the internal auditors and the management of the Funds. The Audit Committee shall meet periodically with Fund management, the Funds' internal auditor, and the Funds' independent auditors, in separate executive sessions. The Audit Committee shall prepare reports of the Audit Committee as required by the Commission to be included in the Fund's annual proxy statements or otherwise.

The Audit Committee shall have the authority and resources in its discretion to retain special legal, accounting or other consultants to advise the Audit Committee and to otherwise discharge its responsibilities, including appropriate funding as determined by the Audit Committee for compensation to independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund, compensation to advisers employed by the Audit Committee, and ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties, as determined in its discretion. The Audit Committee may request any officer or employee of Nuveen Investments, Inc. (or its affiliates) (collectively, "Nuveen") or the Funds' independent auditors or outside counsel to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Funds' independent auditors and internal auditors shall have unrestricted accessibility at any time to Committee members.

RESPONSIBILITIES

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting, disclosure and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. Each independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Audit Committee. The independent auditors are ultimately accountable to the Board and the Audit Committee. It is the ultimate responsibility of the Audit Committee to select, appoint, retain, evaluate, oversee and replace any independent auditors and to determine their compensation, subject to ratification of the Board, if required. These Audit Committee responsibilities may not be delegated to any other Committee or the Board.

The Audit Committee is responsible for the following:

WITH RESPECT TO FUND FINANCIAL STATEMENTS:

     1. Reviewing and discussing the annual audited financial statements and semi-annual financial statements with Fund management and the independent auditors including major issues regarding accounting and auditing principles and practices, and the Funds' disclosures in its periodic reports under "Management's Discussion and Analysis."

     2. Requiring the independent auditors to deliver to the Chairman of the Audit Committee a timely report on any issues relating to the significant accounting policies, management judgments and accounting estimates or other matters that would need to be communicated under Statement on Auditing Standards (SAS) No. 90, Audit Committee Communications (which amended SAS No. 61, Communication with Audit Committees), that arise during the auditors' review of the Funds' financial statements, which information the Chairman shall further communicate to the other members of the Audit Committee, as deemed necessary or appropriate in the Chairman's judgment.

     3. Discussing with management the Funds' press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Audit Committee shall be authorized to have these discussions with management on behalf of the Audit Committee.

     4. Discussing with management and the independent auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds' financial statements, including any significant changes in the Funds' selection or application of accounting principles and any major issues as to the adequacy of the Funds' internal controls and any special audit steps adopted in light of material control deficiencies; and (b) analyses prepared by Fund management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

     5. Discussing with management and the independent auditors the effect of regulatory and accounting initiatives on the Funds' financial statements.

     6. Reviewing and discussing reports, both written and oral, from the independent auditors and/or Fund management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments and disclosures, and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

     7. Discussing with Fund management the Funds' major financial risk exposures and the steps management has taken to monitor and control these exposures, including the Funds' risk assessment and risk management policies and guidelines. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

     8. Reviewing disclosures made to the Audit Committee by the Funds' principal executive officer and principal financial officer during their certification process for the Funds' periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds' internal controls. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to deficiencies in internal controls, material weaknesses, or any fraud associated with internal controls.

WITH RESPECT TO THE INDEPENDENT AUDITORS:

     1. Selecting, appointing, retaining or replacing the independent auditors, subject, if applicable, only to Board and shareholder ratification; and compensating, evaluating and overseeing the work of the independent auditor (including the resolution of disagreements between Fund management and the independent auditor regarding financial reporting).

     2. Meeting with the independent auditors and Fund management to review the scope, fees, audit plans and staffing for the audit, for the current year. At the conclusion of the audit, reviewing such audit results, including the independent auditors' evaluation of the Funds' financial and internal controls, any comments or recommendations of the independent auditors, any audit problems or difficulties and management's response, including any restrictions on the scope of the independent auditor's activities or on access to requested information, any significant disagreements with management, any accounting adjustments noted or proposed by the auditor but not made by the Fund, any communications between the audit team and the audit firm's national office regarding auditing or accounting issues presented by the engagement, any significant changes required from the originally planned audit programs and any adjustments to the financial statements recommended by the auditors.

     3. Pre-approving all audit services and permitted non-audit services, and the terms thereof, to be performed for the Funds by their independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A of the Exchange Act that the Audit Committee approves prior to the completion of the audit, in accordance with any policies or procedures relating thereto as adopted by the Board or the Audit Committee. The Chairman of the Audit Committee shall be authorized to give pre-approvals of such non-audit services on behalf of the Audit Committee.

     4. Obtaining and reviewing a report or reports from the independent auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Funds consistent with Independent Standards Board Standard 1, as may be amended, restated, modified or replaced) regarding (a) the independent auditor's internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditor and the Funds and their affiliates, in order to assist the Audit committee in assessing the auditor's independence. After reviewing the foregoing report[s] and the independent auditor's work throughout the year, the Audit Committee shall be responsible for evaluating the qualifications, performance and independence of the independent auditor and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of Fund management and the internal auditors, and discussing such reports with the independent auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

     5. Reviewing any reports from the independent auditors mandated by Section 10A(b) of the Exchange Act regarding any illegal act detected by the independent auditor (whether or not perceived to have a material effect on the Funds' financial statements) and obtaining from the independent auditors any information about illegal acts in accordance with Section 10A(b).

     6. Ensuring the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

     7. Establishing and recommending to the Board for ratification policies for the Funds', Fund management or the Fund adviser's hiring of employees or former employees of the independent auditor who participated in the audits of the Funds.

     8. Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor.

WITH RESPECT TO ANY INTERNAL AUDITOR:

     1. Reviewing the proposed programs of the internal auditor for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any Nuveen internal auditors performing services relating to the Funds or to approve any termination or replacement of the Nuveen Manager of Internal Audit.

     2. Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.

WITH RESPECT TO PRICING AND VALUATION OVERSIGHT:

     1. The Board has responsibilities regarding the pricing of a Fund's securities under the 1940 Act. The Board has delegated this responsibility to the Committee to address valuation issues that arise between Board meetings, subject to the Board's general supervision of such actions. The Committee is primarily responsible for the oversight of the Pricing Procedures and actions taken by the internal Valuation Group ("Valuation Matters"). The Valuation Group will report on Valuation Matters to the Committee and/or the Board of Directors/Trustees, as appropriate.

     2. Performing all duties assigned to it under the Funds' Pricing Procedures, as such may be amended from time to time.

     3. Periodically reviewing and making recommendations regarding modifications to the Pricing Procedures as well as consider recommendations by the Valuation Group regarding the Pricing Procedures.

     4. Reviewing any issues relating to the valuation of a Fund's securities brought to the Committee's attention, including suspensions in pricing, pricing irregularities, price overrides, self-pricing, NAV errors and corrections thereto, and other pricing matters. In this regard, the Committee should consider the risks to the Funds in assessing the possible resolutions of these Valuation Matters.

     5. Evaluating, as it deems necessary or appropriate, the performance of any pricing agent and recommend changes thereto to the full Board.

     6. Reviewing any reports or comments from examinations by regulatory authorities relating to Valuation Matters of the Funds and consider management's responses to any such comments and, to the extent the Committee deems necessary or appropriate, propose to management and/or the full Board the modification of the Fund's policies and procedures relating to such matters. The Committee, if deemed necessary or desirable, may also meet with regulators.

     7. Meeting with members of management of the Funds, outside counsel, or others in fulfilling its duties hereunder, including assessing the continued appropriateness and adequacy of the Pricing Procedures, eliciting any recommendations for improvements of such procedures or other Valuation Matters, and assessing the possible resolutions of issues regarding Valuation Matters brought to its attention.

     8. Performing any special review, investigations or oversight responsibilities relating to Valuation as requested by the Board of Directors/Trustees.

     9. Investigating or initiating an investigation of reports of improprieties or suspected improprieties in connection with the Fund's policies and procedures relating to Valuation Matters not otherwise assigned to another Board committee.

OTHER RESPONSIBILITIES:

     1. Reviewing with counsel to the Funds, counsel to Nuveen, the Fund adviser's counsel and independent counsel to the Board legal matters that may have a material impact on the Fund's financial statements or compliance policies.

     2. Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

     3. Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and eliciting any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper.

     4. Reviewing the reports of examinations by regulatory authorities as they relate to financial statement matters.

     5. Discussing with management and the independent auditor any correspondence with regulators or governmental agencies that raises material issues regarding the Funds' financial statements or accounting policies.

     6. Obtaining reports from management with respect to the Funds' policies and procedures regarding compliance with applicable laws and regulations.

     7. Reporting regularly to the Board on the results of the activities of the Audit Committee, including any issues that arise with respect to the quality or integrity of the Funds' financial statements, the Funds' compliance with legal or regulatory requirements, the performance and independence of the Funds' independent auditors, or the performance of the internal audit function.

     8. Performing any special reviews, investigations or oversight responsibilities requested by the Board.

     9. Reviewing and reassessing annually the adequacy of this charter and recommending to the Board approval of any proposed changes deemed necessary or advisable by the Audit Committee.

   10.  Undertaking an annual review of the performance of the Audit Committee.

   11. Establishing procedures for the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by employees of Fund management, the investment adviser, administrator, principal underwriter, or any other provider of accounting related services for the Funds, as well as employees of the Funds.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds' financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to ensure compliance with laws and regulations.

                           [NUVEEN INVESTMENTS LOGO]

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com                                                           JPC0407

                                 (NUVEEN LOGO)

                               NUVEEN INVESTMENTS

Nuveen Investments
333 West Wacker Dr.
Chicago, IL 60606
www.nuveen.com


999 999 999 999 99             [INSERT FUND NAME]
                                 Common Shares

                         3 EASY WAYS TO VOTE YOUR PROXY

1. Automated Touch Tone Voting: Call toll-free 1-888-221-0697 and follow the recorded instructions.

2.       On the Internet at www.proxyweb.com and follow the simple instructions.

3. Sign, Date and Return this proxy card using the enclosed postage-paid envelope.


                THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND
             FOR AN ANNUAL MEETING OF SHAREHOLDERS, APRIL 11, 2007.

The Annual Meeting of shareholders will be held in the 34th floor conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, on Wednesday, April 11, 2007 at 10:30 a.m., Central time. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached.
The undersigned hereby appoints Timothy R. Schwertfeger, Jessica R. Droeger and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of shareholders to be held on April 11, 2007 or any adjournment or adjournments thereof.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE (888) 221-0697 OR OVER THE INTERNET (www.proxyweb.com).

                                         Date:
                                              ---------------------------------
                                         SIGN HERE EXACTLY AS NAME(S) APPEAR(S)
                                         ON LEFT. (Please sign in Box)

                                         ---------------------------------------


                                         ---------------------------------------

                                         NOTE: PLEASE SIGN YOUR NAME EXACTLY AS
                                         IT APPEARS ON THIS PROXY. IF SHARES ARE
                                         HELD JOINTLY, EACH HOLDER MUST SIGN THE
                                         PROXY. IF YOU ARE SIGNING ON BEHALF OF
                                         AN ESTATE, TRUST OR CORPORATION, PLEASE
                                         STATE YOUR TITLE OR CAPACITY.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

PROPERLY EXECUTED PROXIES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED "FOR" THE PROPOSALS AND NOMINEES SET FORTH IN THIS PROXY.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X]

PLEASE DO NOT USE FINE POINT PENS.


1.  To approve an amendment to the           FOR      AGAINST     ABSTAIN
    fee schedule of the investment           [ ]        [ ]         [ ]
    sub-advisory agreement between
    Nuveen Asset Management and
    Symphony Asset Management LLC.

2.  To approve a new investment              FOR      AGAINST     ABSTAIN
    sub-advisory agreement between           [ ]        [ ]         [ ]
    Nuveen Asset Management and
    Tradewinds NWQ Global Investors,
    LLC.

3.  Election of Board Members:

           Class I:                          Class II:                      Class III:

(01)       Lawrence H. Brown         (04)    William C. Hunter        (07)  Robert P. Bremner        FOR NOMINEES      WITHHOLD
(02)       Judith M. Stockdale       (05)    David J. Kundert         (08)  Jack B. Evans           listed at left     AUTHORITY
(03)       Carole E. Stone           (06)    Eugene S. Sunshine                                 (except as marked    to vote for all
                                                                                                 to the contrary)    nominees listed
                                                                                                      [ ]               at left
                                                                                                                          [ ]


(INSTRUCTION:  To withhold authority to vote for any
individual nominee(s), write the number(s) of the nominee(s) on the line provided below.)
-------------------------------------------------------------------

                                 (NUVEEN LOGO)

                               NUVEEN INVESTMENTS

Nuveen Investments
333 West Wacker Dr.
Chicago, IL 60606
www.nuveen.com


999 999 999 999 99             [INSERT FUND NAME]
                             FUNDPREFERRED Shares

                         3 EASY WAYS TO VOTE YOUR PROXY

1. Automated Touch Tone Voting: Call toll-free 1-888-221-0697 and follow the recorded instructions.

2.       On the Internet at www.proxyweb.com and follow the simple instructions.

3. Sign, Date and Return this proxy card using the enclosed postage-paid envelope.


                THIS PROXY IS SOLICITED BY THE BOARD OF THE FUND
            FOR AN ANNUAL MEETING OF SHAREHOLDERS, APRIL 11, 2007.

The Annual Meeting of shareholders will be held in the 34th floor conference room of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, on Wednesday, April 11, 2007 at 10:30 a.m., Central time. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached.
The undersigned hereby appoints Timothy R. Schwertfeger, Jessica R. Droeger and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of shareholders to be held on April 11, 2007 or any adjournment or adjournments thereof.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE (888) 221-0697 OR OVER THE INTERNET (www.proxyweb.com).

                                         Date:
                                              ---------------------------------
                                         SIGN HERE EXACTLY AS NAME(S) APPEAR(S)
                                         ON LEFT. (Please sign in Box)

                                         ---------------------------------------


                                         ---------------------------------------

                                         NOTE: PLEASE SIGN YOUR NAME EXACTLY AS
                                         IT APPEARS ON THIS PROXY. IF SHARES ARE
                                         HELD JOINTLY, EACH HOLDER MUST SIGN THE
                                         PROXY. IF YOU ARE SIGNING ON BEHALF OF
                                         AN ESTATE, TRUST OR CORPORATION, PLEASE
                                         STATE YOUR TITLE OR CAPACITY.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

PROPERLY EXECUTED PROXIES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED "FOR" THE PROPOSALS AND NOMINEES SET FORTH IN THIS PROXY.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X]

PLEASE DO NOT USE FINE POINT PENS.

1.  To approve an amendment to the           FOR      AGAINST     ABSTAIN
    fee schedule of the investment           [ ]        [ ]         [ ]
    sub-advisory agreement between
    Nuveen Asset Management and
    Symphony Asset Management LLC.

2.  To approve a new investment              FOR      AGAINST     ABSTAIN
    sub-advisory agreement between           [ ]        [ ]         [ ]
    Nuveen Asset Management and
    Tradewinds NWQ Global Investors,
    LLC.

3.  Election of Board Members:

           Class I:                          Class II:                      Class III:

(01)       Lawrence H. Brown         (04)    William C. Hunter        (07)  Robert P. Bremner        FOR NOMINEES      WITHHOLD
(02)       Judith M. Stockdale       (05)    David J. Kundert         (08)  Jack B. Evans           listed at left     AUTHORITY
(03)       Carole E. Stone           (06)    Eugene S. Sunshine                                 (except as marked    to vote for all
                                                                                                 to the contrary)    nominees listed
                                                                                                      [ ]               at left
                                                                                                                          [ ]

Preferred Shares Only

(09)  William J. Schneider
(10)  Timothy R. Schwertfeger


(INSTRUCTION:  To withhold authority to vote for any
individual nominee(s), write the number(s) of the nominee(s) on the line provided below.)
-------------------------------------------------------------------